UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Under Rule 14a-12

EVOFEM BIOSCIENCES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025

Notice of Annual Meeting of Stockholders and Proxy Statement

November 26, 2025, 9:00 a.m. Pacific Daylight Time

Science with a Soul®

Evofem Biosciences is committed to

commercializing innovative products that

address unmet needs in women’s sexual and reproductive health.

____________________

Our Mission

To improve the quality of lives of women worldwide by delivering innovative solutions that provide them with

more control over their sexual and reproductive health.

We are shattering the hormone glass ceiling with

PHEXX® (lactic acid, citric acid, and potassium bitartrate),

the first and only FDA-approved, hormone-free contraceptive vaginal gel.

In the U.S. alone, 23 million women of reproductive age will not use hormones.

We are empowering women with bacterial vaginosis (BV) and people with trichomoniasis with our “one and done” single-dose oral treatment

SOLOSEC® (secnidazole) 2g oral granules,

FDA-approved to treat both of these common sexual health conditions.

An estimated 29% of women in the U.S. have BV;

global prevalence among women of reproductive age ranges from 23 to 29%.

Trichomoniasis affects 8.7% of the U.S. population, infecting roughly 2.1 million women and 3.3 million men annually. It is the most common non-viral STI in the world; the WHO estimates there are 156.3 million new cases worldwide each year.

Letter to Our Stockholders

To My Fellow Stockholders:

Evofem continues to execute our strategy to increase net product sales year over year. We are driving growth both organically – meaning by growing net sales of PHEXX® (lactic acid, citric acid, and potassium bitartrate), our hormone-free Rx contraceptive vaginal gel, in the U.S. – and through strategic acquisitions and alliances that diversify and expand our revenue stream with new products and from new markets around the world.

Organic Growth of PHEXX®

2024 was our fourth consecutive year of increased net product sales, and we expect this trend to continue in 2025. For the past two years, this growth has been modest due to ongoing fiscal austerity measures, which have limited our ability to invest in PHEXX®. Without appropriate investment in sales and marketing, any brand is at risk for market share erosion. This is especially true in promotionally sensitive categories like contraception. It is a testament to the creativity and tenacity of our commercial team that PHEXX® has held its market share and net sales have increased each and every year since launch.

There is significant upside opportunity for PHEXX® in the U.S. We are focused in 2025 on driving PHEXX® growth through social media campaigns, participation in strategic medical conferences, and initiatives to expand use of our hormone-free, on-demand contraceptive among women who take oral birth control pills in conjunction with GLP-1 prescription medications like Ozempic, Mounjaro, and Zepbound for weight loss. Between TikTok posts going viral and the Say Vagina campaign, plus solid “earned” media coverage in 2025, we have garnered visibility for Evofem and PHEXX® that we expect will have a lasting and meaningful impact.

Expanding Our U.S. Commercial Portfolio

In July 2024, we acquired global rights to a second FDA-approved product - SOLOSEC® (secnidazole) 2g oral granules - adding a valuable and synergistic sexual health asset to our commercial portfolio. SOLOSEC® is a single-dose oral antimicrobial agent that provides a complete course of therapy with just one dose for the treatment of two sexual health conditions:

•	Bacterial vaginosis, a common vaginal infection, in females 12 years of age and older, and
•	Trichomonas vaginalis, a common sexually transmitted infection (STI), in people 12 years of age and older

SOLOSEC® has the same call point as PHEXX®, enabling us to leverage our commercial infrastructure and strong relationships with physicians and allied healthcare providers (HCPs) in the U.S. Since re-launching the brand in November 2024, SOLOSEC® continues to grow and to exceed our projections.

Bacterial Vaginosis

Bacterial vaginosis (BV) is a pernicious condition that affects 29% of women in the U.S. Global prevalence in women of reproductive age is 23-29%, ranging as high as 41% in the Middle East and North Africa. Symptoms include vaginal odor and discharge, and BV is associated with an increased risk of acquisition of HIV and other STIs as well as pelvic inflammatory disease and adverse birth outcomes. SOLOSEC® treats BV with just one dose taken one time. The granules are stirred into applesauce or pudding and consumed within 30 minutes. Treatment complete.

BV frequently recurs within 12 months due to factors including antimicrobial resistance in BV-associated bacteria. Such resistance is associated with overuse of and improper adherence to the necessary treatment regimens of certain BV treatments including metronidazole and tinidazole; these require multiple doses at set time points. A full course of metronidazole treatment for BV requires 14 doses to be taken twice daily over seven days. However, research has shown that as many as 50% of patients do not take all 14 doses. 58% of women who do not complete therapy will have a recurrence of BV within one year. Noncompliance to a multiple-day metronidazole regimen is a contributing factor to persistent BV.

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In 2025, an investigator-led study in 24 women with recurrent BV found that once-weekly dosing with SOLOSEC® demonstrated efficacy matching or potentially surpassing outcomes of current CDC-recommended suppressive treatments for recurrent BV. These results underscore SOLOSEC’s potential to redefine the standard of care for recurrent BV by offering women and their HCPs a simpler treatment option for long-term symptom control. We look forward to publication of this study in a peer-reviewed journal in due course.

Trichomoniasis

SOLOSEC® is also indicated to treat trichomoniasis, the most common non-viral STI in the world, in both men and women. Despite the availability of anti-infectives approved to treat Trichomonas vaginalis, the parasite that causes trichomoniasis, in 2020 the WHO estimated 156.3 million new cases of trichomoniasis worldwide: 73.7 million in females and 82.6 million in males.  Undiagnosed infections and lack of compliance with multi-day treatment regimens are critical contributing factors. Both sexual partners must be treated at the same time to prevent recurrence. The CDC notes that up to 70% of people infected with trichomoniasis are unaware that they are infected and may unwittingly pass the parasite to sexual partners.

A National Institutes of Health (NIH)-funded, investigator-led study is evaluating SOLOSEC® (one dose administered one time) versus metronidazole (14 doses to be taken twice daily over seven days) for the treatment of trichomoniasis. This is a Phase 4 study, meaning both products are already approved to treat T. vaginalis. The purpose of the study is to compare the rate of repeat infections with T. vaginalis and evaluate relative pharmaco-economics of the two products. Study investigators hypothesize that the rate of repeat infections with T. vaginalis will be 1.75 lower in people treated with SOLOSEC® versus metronidazole, and that single-dose SOLOSEC® will have a higher initial cost but will be more cost effective compared to multi-dose metronidazole, largely due to lower breakthrough rates of infection.

Building a Global Business

Evofem’s long-standing mission is to improve the quality of lives of people worldwide by providing them with more control over their sexual and reproductive health. Our strategy is to develop new geographies through strategic alliances, building off our core U.S. base. We are proud to have closed two transactions in the past 15 months that will bring PHEXX® and SOLOSEC® to people in new parts of the world while diversifying and expanding our revenue. These agreements cover commercial rights for our products in the Middle East and North Africa (MENA). Our licensee will initially commercialize PHEXX® and SOLOSEC® in the United Arab Emirates (UAE), Kuwait, Saudi Arabia, Qatar, Oman, and Jordan, with potential to expand into 15 other countries in the region thereafter.

Pharma 1 filed for regulatory approval of PHEXX® and SOLOSEC® in the UAE in June and September 2025, respectively. We look forward to supporting the launch of – and revenues from – both products in the UAE in 2026. Meanwhile, work is already underway on subsequent filings in the licensed territory.

We intend to continue exploring additional opportunities to further expand the global reach of our products and maximize their global potential.

Cost Reduction Initiatives

Growing product sales is only part of the equation for Evofem’s long-term success; we have prioritized reducing cost of goods for both PHEXX® and SOLOSEC®.

We continue to manufacture PHEXX® with our long-time U.S. contract manufacturer. However, to enable us to establish commercially viable partnerships for certain global markets, we must significantly reduce cost of goods (COGs). We therefore are working to establish and validate a second supplier to manufacture our hormone-free contraceptive. In addition to lowering COGs by more than 55% from current levels, adding this second manufacturer will also reduce PHEXX® supply chain risk.

In 2025, we activated our contract manufacturer for SOLOSEC® to ensure uninterrupted supply next year, when we will transition from selling finished goods inventory that we are buying from the SOLOSEC seller at a fixed price-per-unit to selling new-made goods. We expect SOLOSEC® COGs will be cut by at least 50% beginning in 2027.

The Path Ahead

As announced in October 2025 the merger with Aditxt, Inc., was terminated.

We are now pursuing a new path that we believe will better position us to deliver value for our stockholders. We aim to re-list our stock on the Nasdaq or a comparable national market and complete a fundraising round to provide critical capital for sales and marketing initiatives designed to catalyze our net sales growth over the next 18 to 24 months. With the appropriate growth capital and successful execution of our commercial strategy, we expect to be EBITDA positive on a sustainable basis in 2027 and beyond.

A critical first step is that to meet Nasdaq listing standards, we must increase our share price. As of the Record Date, we have 126,685,925 shares issued and outstanding and our Common Stock is trading at $0.01 per share. The Board of Directors determined that it is in the best interests of Evofem and its stockholders to effect a reverse stock split under our Certificate of Incorporation. Approval of the reverse split is critically important to Evofem’s future.

This is just one of six proposals on which we are asking you to vote. We appreciate your time both in reviewing these important proposals and in casting your vote at our upcoming Annual Meeting of Stockholders. We are asking for your support to remain a viable force by delivering innovation in sexual and reproductive healthcare and improving choices for women everywhere. Please ensure your voice is heard by voting promptly - online or by mail - following the instructions on the proxy card or voting instruction form sent to you.

Thank you,

Saundra Pelletier

President and Chief Executive Officer

October 29, 2025

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Notice of Annual Meeting of Stockholders

Date and Time November 26, 2025 9:00 a.m. Pacific Time	Location 12636 High Bluff Drive, Suite 400 San Diego, CA 92130	Who Can Vote Record owners of Evofem Biosciences, Inc. Common Stock and our Series E-1 and Series G-1 Convertible Preferred Stock at the close of business on October 24, 2025.

Voting Item

Proposal	Board Vote Recommendation	For Further Details

1. To elect four directors to serve three-year terms expiring 2026 through 2028.	“FOR ALL”	Page 12
2. To approve, on a non-binding advisory basis, the compensation of our named executive officers (“Say-on-Pay”).	“FOR”	Page 29
3. To consider and vote upon a proposal to approve the 2025 Equity Incentive Plan.	“FOR”	Page 53

4. To amend the Amended and Restated Certificate of Incorporation of Evofem Biosciences, Inc. to effect a reverse stock split of Common Stock at a ratio between 1-for-500 and 1-for-1,500, with the exact ratio to be set at a whole number within this range by the Board of Directors in its sole discretion.

	“FOR”	Page 57
5. To ratify the appointment of BPM LLP as Evofem Biosciences, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2025.	“FOR”	Page 64

6. To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the Annual Meeting.

	“FOR”	Page 65

All stockholders are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Whether you plan to attend the Annual Meeting or not, we urge you to read the proxy statement and to vote as quickly as possible to ensure your vote is recorded. You may change or revoke your proxy at any time before it is voted at the meeting.

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Evofem Biosciences, Inc., a Delaware corporation (the “Company,” “Evofem,” “we” or “us”), for use at the Annual Meeting to be held on November 26, 2025, at 9:00 a.m. Pacific Time. For further information about the Annual Meeting, please see the important Information About the Annual Meeting and Voting section of this Proxy Statement, beginning on Page 8. This Proxy Statement and the enclosed proxy card will be made available to our stockholders on or about October 29, 2025.

Only stockholders of record at the close of business on October 24, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, 126,685,925 shares of Evofem’s Common Stock, par value $0.0001 per share, 2,651 shares of Evofem’s E-1 Convertible Preferred Stock, which in aggregate has voting power equal to 172,125,530 shares of Common Stock, and 1,592 shares of Evofem’s G-1 Convertible Preferred Stock, which in aggregate has voting power equal to 103,578,948 shares of Common Stock, were issued and outstanding. At the close of business on the Record Date, outstanding shares of Evofem’s Common Stock were held by approximately 14 stockholders of record. Shares cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. The presence, virtually or by proxy, of the holders of one-third of the voting power of all issued and outstanding shares of Common Stock of Evofem as of the Record Date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof.

Our Board has selected Saundra Pelletier to serve as the holder of proxies for the Annual Meeting. The shares of Common Stock represented by each executed and returned proxy will be voted by Ms. Pelletier in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Ms. Pelletier will vote your shares “FOR” each of the Proposals. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Annual Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Annual Meeting. If you have not voted through your broker, there are four ways for you to revoke your proxy and change your vote. You may:

1)	send a written notice to the Company’s Secretary stating that you would like to revoke your proxy;
2)	re-vote online as per the instructions herein;
3)	complete and submit a new proxy card, which must bear a later date than your original proxy card; and
4)

vote in person at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote.

Your last submitted proxy will be the proxy that is counted.

We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

You may change or revoke your proxy at any time before it is voted at the Annual Meeting. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

If you would like to request documents, please do so no later than November 17, 2025 to receive them before the Annual Meeting. Please be sure to include your complete name and address in your request. Please see “Where You Can Find Additional Information” to find out where you can find more information about Evofem.

If you have any questions or require any assistance with completing your proxy, please contact Evofem Biosciences’ investor relations by email at ir@evofem.com. A list of stockholders of record as of the Record Date will be available at the Annual Meeting and during the 10 days prior to the Annual Meeting at the Company’s headquarters at 12636 High Bluff Drive, Suite 400, San Diego, California 92130.

Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote either in person or by proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Ivy Zhang

Secretary and Chief Financial Officer

October 29, 2025

Special Note About Forward-Looking Statements

This proxy statement includes statements regarding future plans, expectations, beliefs, intentions, and prospects that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this proxy statement. The words “will,” “expects,” “could,” “would,” “may,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “looks for,” “looks to,” “continues” and similar expressions, as well as statements regarding our focus for the future, are generally intended to identify forward-looking statements. Each of the forward-looking statements we make in this proxy statement involves risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the section titled “Risk Factors” of our Forms 10-K and 10-Q. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this proxy statement. We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this proxy statement, except as required by law.

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Special Note About Forward-Looking Statements

This proxy statement and the documents incorporated by reference herein include statements regarding future plans, expectations, beliefs, intentions, and prospects that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this proxy statement. The words “will,” “expects,” “could,” “would,” “may,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “targets,” “estimates,” “looks for,” “looks to,” “continues” and similar expressions, as well as statements regarding our focus for the future, are generally intended to identify forward-looking statements. Each of the forward-looking statements we make in this proxy statement involves risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. These statements are also subject to the risks related to stockholder approval of the proposals described in this proxy statement, our ability to implement corporate actions such as the reverse stock split or equity incentive plans, and our access to capital markets. Additional information concerning risks and uncertainties that could affect our business, financial condition, and results of operations can be found in our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC.

Nothing in this proxy statement and the attachments hereto should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Investors and securityholders of Evofem should not place undue reliance on forward-looking statements in this proxy statement and the attachments hereto, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors discussed in our Forms 10-K and 10-Q. Except as required by applicable securities laws, we undertake no obligation to update or revise any forward-looking statements to reflect subsequent events, new information, or future circumstance.

Market and Industry Data

Certain information contained in this Proxy Statement relates to or is based on studies, publications, surveys, and other data obtained from third-party sources and Evofem’s own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this Proxy Statement, we have not independently verified the market and industry data contained in this Proxy Statement or the underlying assumptions relied on therein. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Trademarks

This document contains references to trademarks, trade names and service marks belonging to other entities. Solely for convenience, trademarks, trade names and service marks referred to in this Proxy Statement may appear without the ® or TM symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks, or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies.

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Important Information About the Annual Meeting and Voting

Why is the Company Soliciting My Proxy?

The Board is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the Company’s headquarters at 12636 High Bluff Drive, Suite 400, San Diego, California 92130 on November 26, 2025 at 9:00 a.m. Pacific Time and any adjournments of the meeting, which we refer to as the Annual Meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this Proxy Statement, Notice, and proxy card because you owned shares of the Company’s Common Stock, E-1 Preferred Stock, and/or G-1 Preferred Stock on the Record Date. The Company intends to commence distribution of the Proxy materials to stockholders on or about October 29, 2025.

Who Can Vote?

Only stockholders who owned our Common Stock and/or our Series E-1 and Series G-1 at the close of business on October 24, 2025 (the “Record Date”) are entitled to vote at the Annual Meeting. On this Record Date, there were 1) 126,685,925 shares of our Common Stock outstanding and entitled to vote; 2) 2,651 shares of our Series E-1 entitled to vote, and; 3) 1,595 shares of our Series G-1 entitled to vote. The Series E-1 and Series G-1 have voting power equal to the number of shares of Common Stock into which they may be converted, taking into account applicable beneficial ownership limitations.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote on each proposal.

Each one share of Series E-1 and Series G-1 has voting rights on each proposal equal to the number of shares of Common Stock into which the Series E-1 or Series G-1 were convertible, subject to customary 4.99%, 9.99% or 19.99% beneficial ownership limitations, as of the Record Date. All Series E-1 holders together, after accounting for the beneficial ownership limitations, will have 14.2% of the Evofem combined voting power as of the Record Date. All Series G-1 holders together, after accounting for the beneficial ownership limitations, will have 38.6% of the Evofem combined voting power as of the Record Date.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed online. You may specify whether your shares should be voted for, against, or abstain with respect to the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting.

If your shares are registered directly in your name through our stock transfer agent, Pacific Stock Transfer, Inc., or you have stock certificates registered in your name, you may vote:

●

Online (https://annualgeneralmeetings.com/evfm2025). Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card and 12-digit control number(s) in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●	By mail. If you received a proxy card by mail, you may vote by mail by completing, signing, dating, and returning the proxy card as instructed on the card.
●

In person at the Annual Meeting. If you attend the Annual Meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

Online voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 25, 2025.

If your shares are held in “street name” (held in the name of a bank, broker, or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted.

Online voting will also be offered to stockholders owning shares through certain banks and brokers.

If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

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How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

●	“FOR” the election of all four directors.
●	“FOR” the compensation of our named executive officers.
●	“FOR” the 2025 Equity Incentive Plan.
●	“FOR” the reverse stock split.
●	“FOR” the appointment of BPM LLP as our independent registered public accounting firm.
●	“FOR” the authorization of the Board to Adjourn the Annual Meeting, in their discretion, to solicit additional proxies.

If any other matter is presented at the Annual Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on or that would be brought before the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
●	by re-voting online as instructed above;
●	by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
●

by attending the Annual Meeting and voting at that time. Attending the Annual Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked.

Your most current vote, whether submitted online or by proxy card, is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our Common Stock and/or our Series E-1 and Series G-1 in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on the proposal set forth in this proxy statement without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker, or other nominee. This ensures your shares will be voted at the Annual Meeting. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you.

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What Vote is Required to Approve the Proposals and How are Votes Counted?

Proposal 1: Elect Directors

The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR ALL, WITHHOLD ALL, or FOR ALL EXCEPT for the nominee. Votes that are withheld will not be included in the vote tally for the election of directors. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. These broker non-votes will have no effect on the results of this vote.

Proposal 2: Non-Binding Advisory Vote to Approve the Compensation of Our Named Executive Officers (“Say-on-Pay”)

The affirmative vote of a majority of the votes cast, either affirmatively or negatively, at a meeting at which a quorum is present, is required to approve this non-binding advisory proposal. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the non-binding advisory vote to approve the compensation of our named executive officers.

Proposal 3: 2025 Equity Incentive Plan

The affirmative vote of a majority of the votes cast, either affirmatively or negatively, at a meeting at which a quorum is present, is required to approve this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the approval of the 2025 Equity Incentive Plan. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Abstentions will have no effect on the results of this vote.

Proposal 4: Reverse Stock Split

The affirmative vote of a majority of the combined voting power of the outstanding shares of Common Stock, Series E-1 Preferred Stock, and Series G-1 Preferred Stock, voting together as a single class, and the affirmative vote of a majority of the outstanding shares of each Series E-1 and Series G-1, at a meeting at which a quorum is present, is required to approve this proposal. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

Proposal 5: Appointment of Independent Registered Public Accounting Firm

The affirmative vote of a majority of the votes cast, either affirmatively or negatively, at a meeting at which quorum is present, is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of BPM LLP as our independent registered public accounting firm for 2025, the Audit Committee of our Board will reconsider its selection.

Proposal 6: Adjournment

The affirmative vote of a majority of the votes cast, either affirmatively or negatively, at a meeting at which a quorum is present, is required to approve this Adjournment proposal. Abstentions will have no effect on the results of this vote.

The holders of Series E-1, in aggregate, have 14.2% of the Evofem combined voting power as of the Record Date. The holders of Series G-1, in aggregate, have 38.6% of the Evofem combined voting power as of the Record Date. Other Investors may only vote such Common Stock held as of the Record Date. They may, at their sole discretion, elect to convert their notes, warrants, or other convertible instruments into Common Stock which, if owned as of the Record Date, could then be voted, with the caveat that beneficial ownership of each other note, warrant, or other convertible instrument holders is capped at either 4.99%, 9.99% or 19.99%, as applicable, of the shares of Common Stock outstanding immediately after giving effect to such conversion.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four (4) business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four (4) business days after the final voting results are known.

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What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax, or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees, and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Such reimbursement will not be submitted to a vote of the stockholders.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of one-third of the voting power of all outstanding shares of our Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

In accordance with our amended and restated bylaws, the chairperson of the Annual Meeting or a majority of the shares so represented may adjourn the Annual Meeting from time to time, whether or not there is such a quorum.

Attending the Annual Meeting

The Annual Meeting will be held at 9:00 a.m., Pacific Time, on November 26, 2025, at the Company’s headquarters at 12636 High Bluff Drive, Suite 400, San Diego, California 92130. You do not need to attend the Annual Meeting in order to vote.

As always, we encourage you to vote your shares as early as possible prior to the Annual Meeting.

What Happens if I Sell my Shares of Company Common Stock Before the Annual Meeting?

The Record Date for stockholders entitled to vote at the Annual Meeting is earlier than the date of the Annual Meeting. If you transfer your shares of Company Common Stock after the Record Date but before the Annual Meeting, you will, unless special arrangements are made, retain your right to vote at the Annual Meeting.

Householding of Annual Disclosure Documents

U.S. Securities and Exchange Commission (SEC) rules concerning the delivery of proxy statements allow us or your broker to send a single set of proxy materials or, if applicable, a single set of proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials, but you would prefer to receive your own copy, please contact our transfer agent, Pacific Stock Transfer, Inc., by calling their toll-free number, 1-800-785-7782.

If you do not wish to participate in householding and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, please follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

●

If your Company shares are registered in your own name, please contact our transfer agent, Pacific Stock Transfer, Inc., and inform them of your request by calling them at 1-800-785-7782, emailing them at info@pacificstocktransfer.com, or writing them at Pacific Stock Transfer, Inc., 6725 Via Austi Pkwy Suite 300, Las Vegas, NV 89119.

●

If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Who do I Contact if I have Questions?

If you have any questions or need assistance completing your proxy or voting instruction form, please email ir@evofem.com or call our Investor Relations team at (917) 673-5775. If your brokerage firm, bank, trust, or other nominee holds your shares in “street name,” you should also call your brokerage firm, bank, trust, or other nominee for additional information.

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Corporate Governance Matters

PROPOSAL 1	Election of Directors

The Board has nominated (i) Kim Kamdar, Ph.D., (ii) Colin Rutherford, (iii) Lisa Rarick, M.D., and (iv) Tony O’Brien each for election at the Annual Meeting. The Board currently consists of eight (8) seats, with five (5) currently filled, and is classified into three classes as follows: Class III is director Saundra Pelletier, with a term expiring at the 2026 annual meeting; Class I directors include Kim Kamdar, Ph.D., Colin Rutherford, and Lisa Rarick, M.D. with terms expiring at the upcoming Annual Meeting; and Class II director Tony O’Brien with a term expiring at the upcoming Annual Meeting.

Class III director Saundra Pelletier will serve until the annual meeting of Stockholders to be held in 2026 and until their respective successors have been elected and qualified or until their death, resignation, or removal.

Unless authority to vote for this nominee is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of (i) Kim Kamdar, Ph.D., (ii) Colin Rutherford, (iii) Lisa Rarick, M.D., and (iv) Tony O’Brien. In the event that a nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy card will be voted for the election of such other person as the Board may recommend in the nominee’s place. We have no reason to believe that the nominees will be unable or unwilling to serve as a director.

The director nominees must be elected by an affirmative vote of a plurality of shares present at the Annual Meeting and entitled to vote on the election of directors.

Recommendation

The Board recommends a vote “FOR” the election of all four nominees as directors, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

The Board of Directors

Our Board currently consists of eight seats with three vacancies (two for Class II and one for Class III). Vacancies on the Board may be filled by potential candidates nominated by the Nominating and Corporate Governance Committee of the Board, who may seek out potential candidates that meet the criteria for selection as a Board nominee and have the specific qualities or skills being sought, and one or more of such candidates may be appointed as directors as appropriate and in accordance with the Company’s organizational documents. The vacancies, if filled, will be filled until the end of the class term. Our Board is divided into three classes as set forth below, each serving staggered three-year terms until their respective successors are duly elected and qualified:

•	Our Class I directors are Kim Kamdar, Ph.D., Colin Rutherford, and Lisa Rarick, M.D. and their terms expire at the upcoming Annual Meeting;

•	Our Class II director is Tony O’Brien and his term expires at the upcoming Annual Meeting; and

•	Our Class III director is Saundra Pelletier and her term expires at the annual meeting of stockholders in 2026.

Kim Kamdar, Ph.D., Colin Rutherford, Lisa Rarick, M.D., and Tony O’Brien are being nominated for re-election as directors at this year’s Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The nominees have indicated their willingness to serve if elected, but if any of the nominees should be unable to serve or for good cause will not serve, the shares represented by proxies may be voted for a substitute nominee as the Board may designate, unless a contrary instruction is indicated in the proxy.

There are no familial relationships among our current directors and executive officers.

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The following table lists the names, ages as of October 24, 2025, and positions of the individuals who serve as our directors:

Name and Principal Occupation	Age	Director Since	Board Committees	Other Current Public Directorships
Class I Director Nominees

Kim Kamdar, Ph.D. | Independent Managing Partner, Domain Associates, LLC	58	2011	A, C, N	Seraphina Therapeutics, Inc.; Truvian Sciences

Lisa Rarick, M.D. | Independent Obstetrician/ Gynecologist and Regulatory Affairs Expert	65	2020	N

Colin Rutherford | Independent Current member of the board of Spanish based Biopharma Hifas da Terra SA	66	2015	A	New River REIT, PLC

Class II Director Nominee

Tony O’Brien | Independent Former Director General of Ireland’s Health Service Executive	62	2018	A, C	Global Leadership and Governance Solutions Limited

Class III Director

Saundra Pelletier | Interim Chair of the Board of Directors President and Chief Executive Officer, Evofem Biosciences, Inc.	56	2013		Windtree Therapeutics, Inc.; IMAC Holdings, Inc.;

A	Audit Committee
C	Compensation Committee
N	Nominating and Corporate Governance Committee
Committee Chair

Board Demographics

The charts below represent certain demographics of the current composition of our directors.

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Nominees for Election as Class I and Class II Directors

We discuss in the Non-employee Directors section below the qualifications, attributes, and skills that led our Board to conclude that each of our directors should serve as a director.

KEY EXPERIENCE AND QUALIFICATIONS

We believe Dr. Kamdar is qualified to serve on our Board based on her extensive experience working and serving on the boards of directors of life sciences companies and her experience working in the venture capital industry.

CAREER HIGHLIGHTS

•    Managing Partner of Medical Excellence Capital, LLC (since 2021)

•    Managing Partner of Domain Associates, LLC, a life sciences venture capital firm (since 2005)

•    Chair of the board of directors of Seraphina Therapeutics, Inc., and Truvian Sciences

•    Member of the board of directors of private companies including Alume, Epic Sciences, Epitel, and Pleno Inc.

•    Member of the board of directors of several public companies including NASDAQ: SERA and NASDAQ: OMIC

•    Past investments include Ariosa (acquired by Roche), Corthera (acquired by Novartis), BiPar Sciences (acquired by Sanofi-Aventis), and Omniome (acquired by NASDAQ: PACB)

•    Kauffman Fellow with MPM Capital (MPM) (2003 through 2004)

•    Research director at Novartis, where she built and led a research team that focused on the biology, genetics, and genomics of model organisms (1995 to 2003)

•    Author of ten papers; the inventor of seven patents

•    Advisory board member of Dr. Eric Topol’s NIH supported Clinical and Translational Science Award for Scripps Medicine

EDUCATION

•    B.A. from Northwestern University

•    Ph.D. in Biochemistry and Genetics from Emory University

Kim Kamdar, Ph.D., 58

Independent

Director Since: April 2011 (Private Evofem);

January 2018 (Evofem Biosciences)

Committees:

•    Audit

•    Compensation Committee

•    Nominating and Corporate Governance (Chair)

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KEY EXPERIENCE AND QUALIFICATIONS

We believe that Dr. Rarick is qualified to serve as a member of our Board because of her extensive experience in health care/women’s health matters as well as her vast prior experience with regulatory matters and the life sciences industry.

CAREER HIGHLIGHTS

•    Obstetrician/gynecologist and regulatory affairs expert with 35 years’ experience in women’s health and 15 years’ experience leading several offices within the U.S. Food and Drug Administration (FDA)

•    Began her career at the FDA as a Medical Officer, responsible for the management of products indicated for a variety of reproductive health conditions, including oral, transdermal, and vaginal contraceptives (1988)

•    Director for the Division of Reproductive and Urologic Products (DRUP) at the FDA (1996)

•    Held several management roles in the Center for Drug Evaluation and Research (CDER), including Deputy Director of the Office of Drug Evaluation 2 and Associate Director in the Office of the Center Director

•    Focused on HIV prevention, pregnancy prevention, pre- and post-pregnancy care, and menopausal therapy in her final year at the FDA in the Office of Women’s Health

•    Reproductive health and regulatory affairs consultant, helping numerous companies navigate the development of their products from early-stage development through FDA approval

•    Member of the Scientific Advisory Committee for the National Institute of Child Health and Human Development, Contraceptive Development Branch (since 2004)

•    Member of the board of directors for Alliance Partners 360 from (2017 to 2019)

•    Family Planning clinical care provider (2020 to 2023)

EDUCATION

•    B.S. and M.D. from the Loma Linda University School of Medicine

•    Completed residency training in Obstetrics and Gynecology at Georgetown University

Lisa Rarick, M.D., F.A.C.O.G., 65 Independent Director Since: February 2020 Committees: • Nominating and Corporate Governance

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KEY EXPERIENCE AND QUALIFICATIONS

We believe that Mr. Rutherford is qualified to serve as a member of our Board because of his prior experience as a member of Private Evofem’s board of directors and his many years of finance and operations leadership experience in the health care and life sciences industries.

CAREER HIGHLIGHTS

•    Former Chairman and CEO of LSE quoted European finance specialist Euro-Sales Plc (with 18 offices across Europe), sold to Royal Bank of Scotland Plc (2000 to 2002)

•    Former Chairman of SGI Funds, a Guernsey-, Cayman- and Hong Kong-based diversified fund management group (2004 to 2009)

•    Former Chairman and CEO of the LSE quoted UK fund management group, MAM Funds Plc (2008 to 2011)

•    Former Member of the board and Audit Committee Chairman of Mitchells & Butlers Plc, the LSE’s largest quoted hospitality group (2013 to 2021)

•    Former Member of the board and Audit Committee Chairman of the MSE quoted Oil & Gas shipping logistics business, Renaissance Services SAOG, based in Muscat and Dubai (2007 to 2019)

•    Former Chairman of European Health Care Group before its acquisition by two U.S.-based hedge funds (2012 to 2014)

•    Current Member of the Board of Meallmore Health Care Group (2014 to Present)

•    Current Member of the Board of Spanish based Biopharma Hifas da Terra SA, a leader in the field of mycotherapy-related oncology products (2018 to Present)

•    Current Chairman of Brookgate Limited, a UK property development business backed by Goldman Sachs and Sixth Street (2010 to Present)

•    Former visiting Professor at Edinburgh University’s Business School

EDUCATION

•    A member of the Scottish Institute of Chartered Accountants, he graduated in Accountancy and Finance from Heriot Watt University in 1980 and qualified with Deloitte (formerly Touche Ross) in 1984.

•    Harvard Business School Alumni, having attended over a 10-year period and subsequently Chairing the HBS/YPO Presidents leadership seminar for 5 years.

Colin Rutherford, 66 Independent Director Since: November 2015 (Private Evofem); January 2018 (Evofem Biosciences) Committees: • Audit (Chair)

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KEY EXPERIENCE AND QUALIFICATIONS

We believe Mr. O’Brien’s extensive experience as an executive and member of the boards of directors for health care and life sciences companies qualifies him to be a member of our Board.

CAREER HIGHLIGHTS

•    Director General of Ireland’s Health Service Executive (HSE), an organization responsible for the provision of health and personal social services for the residents of Ireland (2012 to 2018)

•    Chief Operating Officer of the Department of Health’s Special Delivery Unit and a member of the Department’s Management Board (2011 to 2014)

•    Director of Clinical Strategy and Programs in the HSE (2011 to 2012)

•    Chief Executive Officer of the National Treatment Purchase Fund (2011 to 2013)

•    Chief Advisor to the HSE on the implementation of the National Cancer Control Strategy (2006 to 2010)

•    Project Director for the National Plan for Radiation Oncology (2005 to 2008)

•    Chairman of the National Cancer Registry Board (2009 to 2012)

•    Founding Chief Executive Officer of the National Cancer Screening Service (2007 to 2011)

•    Director of BreastCheck, CervicalCheck (2002 to 2010)

•    Associate and Interim Director of the National Cancer Control Programme (2007 to 2011)

•    Chief Executive of the Irish Family Planning Association (1991 to 2002)

•    Chief Executive of the UK Family Planning Association (1995 to 1996)

•    Chartered Director of the Institute of Directors in Ireland

•    Adjunct Assistant Professor in Health Strategy and Management at Trinity College Dublin

OTHER PROFESSIONAL EXPERIENCE AND COMMUNITY INVOLVEMENT

•    Director and owner of Global Leadership and Governance Solutions Limited, a private limited company organized in the Republic of Ireland

EDUCATION

•    M.Sc. in Management Practice from Trinity College, University of Dublin

Tony O’Brien, 62 Independent Director Since: January 2018 Committees: • Audit • Compensation (Chair)

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Continuing Director

KEY EXPERIENCE AND QUALIFICATIONS

Ms. Pelletier’s service as Evofem’s CEO and extensive experience in women’s health care bring Evofem’s Board of Directors invaluable guidance and insight. With more than twenty-five years providing broad executive leadership, including successes in driving multiple, billion-dollar product launches, expanding commercial capabilities in global markets, and advocating for women’s health, Ms. Pelletier continues to lead the Board of Directors with a clear focus on successful execution of the Company’s growth strategy.

Since joining Evofem, Ms. Pelletier has led the Company’s rapid growth and evolution, including its transition to the public market in January 2018; the approval of PHEXX® (lactic acid, citric acid, and potassium bitartrate), the first and only hormone-free, on-demand prescription contraceptive vaginal gel; the acquisition of SOLOSEC® (secnidazole) 2 g oral granules, an oral antibiotic approved to treat bacterial vaginosis and trichomoniasis with just one dose; and four consecutive years of net sales growth.

Saundra Pelletier, 56 Chief Executive Officer Director Since: February 2013 (Private Evofem); January 2018 (Evofem Biosciences)

CAREER HIGHLIGHTS

•    President and Chief Executive Officer of Evofem Biosciences, Inc. (since January 2018)

•    President and Chief Executive Officer of Private Evofem (2013 to 2018)

•    Founding CEO of WomanCare Global (WCG Cares), an international nonprofit organization focused on creating sustainable supply chains that delivered products to women in more than 100 developing countries

•    Corporate Vice President and Global Franchise Leader for G.D. Searle, where she managed women’s health care business and teams

•    Presenter and speaker at the Harvard T. H. Chan School of Public Health, the Davos World Economic Forum, the Clinton Global Initiative, the International Conference on Climate Change, the MAKERS Conference, Women Deliver, the International Conference on Family Planning, Reproductive Health Supplies Coalition, the University of Virginia’s Darden School of Business, the National Community Oncology Dispensing Association, Fearless in Pharma, the Women’s Health Innovation Summit, the University of Oregon’s Lundquist School of Business, Husson University and the Rady School of Management at the University of California, San Diego

•    Independent, non-executive director of Windtree Therapeutics, Inc., (Nasdaq: WINT) serving as Chair of the Compensation Committee and as a member of the Audit Committee

•    Independent, non-executive director of IMAC Holdings, Inc. (OTCQB: BACK)

AWARDS AND RECOGNITION

•    Honorary Doctor of Business Administration from Husson University (2022, 2020)

•    Named one of San Diego’s “Top 50 Most Influential Women over 50” by the San Diego Business Journal (2022)

•    Awarded San Diego Magazine’s Woman of the Year (2021)

•    Director of the Year Honoree from the San Diego Corporate Directors Forum (2021)

•    Received the Lifetime Legacy Award from the National Women of Influence (2021)

•    Girls Inc. San Diego – SHE LEADS Trailblazer Award (2021)

•    Recognized as a Women of Influence in Life Sciences by the San Diego Business Journal (2021)

•    MM+M Hall of Femme Honoree (2021)

•    PharmaVoice 100 Most Inspiring People (2021, 2020)

•    Business Intelligence Group (BIG) Innovation Award (2021)

•    Enterprising Women of the Year Honoree (2021)

•    Recognized as One of the 500 Most Influential People in San Diego by the San Diego Business Journal (2020, 2021)

•    Inc. Magazine’s Female Founders 100 List (2020)

•    San Diego Business Journal’s Business Woman of the Year (2019)

•    Awarded the Athena San Diego Pinnacle Award for Life Sciences

•    Named a “New Champion for Reproductive Health” by the United Nations Foundation

EDUCATION

•    Bachelor of Science in Business Administration – Husson University

•    Bachelor of Science in Communications – New England School of Communications

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Director Nomination Process and Board Diversity

While we do not have a stand-alone diversity policy, when considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge, and abilities that will allow our Board to fulfill its responsibilities. Evaluation criteria generally include, among other things, an individual’s business experience and skills (including skills in core areas such as operations, management, technology, accounting and finance, strategic planning, and international markets), as well as independence, judgment, knowledge of our business and industry, professional reputation, leadership, integrity, and the ability to represent the best interests of our stockholders. In addition, the Nominating and Corporate Governance Committee will consider the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts of interest. The Nominating and Corporate Governance Committee does not intend to assign specific weights to particular criteria and no particular criterion is necessarily applicable to the prospective nominee. Our Board will be responsible for selecting candidates for election as directors based on the recommendation of the Nominating and Corporate Governance Committee.

Director Independence

While our Common Stock is currently listed on the OTCID, we have elected to continue to adhere to the more stringent rules of the Nasdaq stock exchange. Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committee be independent. Audit committee and compensation committee members must also satisfy the enhanced independence criteria set forth in Rules 10A-3 and 10C-1 under the Securities Exchange Act of 1934, as amended (the Exchange Act), respectively, and corresponding Nasdaq rules.

Based on information requested from and provided by each director concerning his or her background, employment and affiliations, our Board has determined that each of Dr. Kamdar, Mr. O’Brien, Mr. Rutherford, and Dr. Rarick are independent directors within the meaning of applicable Nasdaq rules, and that each member of our audit committee and compensation committee satisfies the enhanced independence requirements of applicable Nasdaq and SEC rules. In making this determination, the current and prior relationships of each non-employee director with our Company and all other facts and circumstances deemed relevant were considered, including their beneficial ownership of our capital stock and any related party relationships involving our Company and any such director, as described in the “Related Person Transactions” section below.

There are no family relationships among any of our current directors and executive officers, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was or is selected as a director or nominee.

Board Meeting Attendance

During the fiscal year ended December 31, 2024, our Board met fifteen (15) times. The Board has adopted a policy under which each member of the Board makes every effort to, but is not required to attend, each annual meeting of our stockholders. All of our directors attended our most recent Annual Meeting, which was held in September 2023.

Average director attendance at fiscal 2024 Board meetings:

95%	100%
Board	Audit
Note that the other Board Committees did not meet in 2024.

Board Composition

Evofem provides board diversity disclosure consistent with Nasdaq Rule 5606, including a Board Diversity Matrix setting forth gender and demographic information for directors.

Board Structure and Responsibilities

Board Leadership Structure

Our corporate governance practices do not indicate a particular board structure, and our Board has the flexibility to select its chair and our chief executive officer in the manner that it believes is in the best interests of our stockholders. Accordingly, the positions of Chair and the Chief Executive Officer may be filled by either one individual or two individuals. The Board has elected to separate the positions of Chair and Chief Executive Officer. However, our CEO is currently serving as the interim Chair of the Board until another Chair is appointed and elected by the Board. Mr. Tony O’Brien is currently serving as the Independent Lead Director until an Independent Director is elected as the new Chair of the Board.

Responsibilities of the Chair of our Board

•     Leads the CEO succession planning process.

•     Facilitates communication with the Board and presides over regularly conducted executive sessions of the independent directors and sessions where the Chief Executive Officer is not present.

•     Reviews and approves matters, such as schedule sufficiency, and where appropriate, information provided to other Board members.

•     Serves as liaison between Chief Executive Officer and the independent Directors.

•     Has authority to call meetings of the independent Directors.

•     Leads the Board’s evaluation of the CEO (when the Chair is not filled by Ms. Pelletier).

•     Reviews and guides agenda items for Board meetings.

•     Encourages effective Director participation by fostering an environment of open dialogue and constructive feedback among independent Directors.

•     Is involved in selection and interviewing of new Board members.

•     If requested by major stockholders, ensures that he/she is available for consultation and direct communication as needed.

•     If required, represents independent Board members externally.

•     Performs such other duties as the Board may determine from time to time.

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Board Oversight

Oversight of Risk

One of the key functions of our Board is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight.

Board of Directors
Our Board is responsible for monitoring and assessing strategic risk exposure.
Board Committees
Audit Committee	Nominating Committee	Compensation Committee

Considers our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Also monitors compliance with legal and regulatory requirements as well as related party transactions.

	Monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct.	Assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Management

Management works with the finance department to identify risks that could affect achievement of business goals and strategy. Our Chief Executive Officer and Chief Financial Officer review and discuss the consolidated risk profile with senior management. Senior management makes the analysis of the risk profile available to the full Board on a quarterly basis.

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Oversight of Other Key Areas

Oversight of Cybersecurity

We recognize the importance cybersecurity has to the success of our business. We also recognize the need to continually assess cybersecurity risk and evolve our response in the face of a rapidly and ever-changing environment. Accordingly, we protect our business operations, including customer records and information, against known and evolving cybersecurity threats.

We have established policies and processes for assessing, identifying, and managing material risk from cybersecurity threats, and have integrated these processes into our overall risk management systems and processes. We routinely assess material risks from cybersecurity threats, including any potential unauthorized occurrence on or conducted through our information systems that may result in adverse effects on the confidentiality, integrity, or availability of our information systems or any information residing therein.

We conduct periodic risk assessments to identify cybersecurity threats, as well as assessments in the event of a material change in our business practices that may affect information systems that are vulnerable to such cybersecurity threats. These risk assessments include identification of reasonably foreseeable internal and external risks, the likelihood and potential damage that could result from such risks, and the sufficiency of existing policies, procedures, systems, and safeguards in place to manage such risks. Following these risk assessments, we re-design, implement, and maintain reasonable safeguards to minimize identified risks; reasonably address any identified gaps in existing safeguards; and regularly monitor the effectiveness of our safeguards.

As part of our overall risk management system, we monitor and test our safeguards and train our employees on these safeguards, in collaboration with the Information Technology team and management. Personnel at all levels and departments are made aware of our cybersecurity policies through trainings.

We engage consultants, or other third parties in connection with our risk assessment processes if required. These service providers assist us in designing and implementing our cybersecurity policies and procedures. We require each third-party service provider to certify that it has the ability to implement and maintain appropriate security measures, consistent with all applicable laws, to implement and maintain reasonable security measures in connection with their work with us, and to promptly report any suspected breach of its security measures that may affect our company.

Our Audit Committee has oversight responsibility over our cybersecurity measures. The Audit Committee is briefed regularly on current cybersecurity matters and initiatives to improve the cybersecurity infrastructure. The Audit Committee regularly briefs the full Board on these matters.

ESG Strategy and Oversight Framework

We completed a comprehensive assessment to update our priority environmental, social, and governance (“ESG”) issues in 2021 and continue to monitor and stay current with new guidance on ESG issues. One key insight from the assessment was the interconnectedness of many key ESG issues, such as the impact that inclusion and diversity, climate change, and financial resiliency have on important priorities like colleague attraction and retention and community resiliency. From these findings, we developed a framework to drive our ESG strategy moving forward. Evofem’s Board engages with senior leaders on near and long-term business strategy and reviews management’s performance in delivering on our framework for long-term value creation, including as it relates to sustainability.

Oversight of Strategy

Oversight of the Company’s business strategy and strategic planning is a key responsibility of the Board. The Board believes that overseeing and monitoring strategy is a continuous process and takes a multilayered approach in exercising its duties. The Board meets receives updates on, and approves as necessary, management’s strategy and financial results at least quarterly. Specific policies are presented to the Board for approval at least annually, or as changes occur, as appropriate.

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Committees of the Board of Directors

Audit Committee
Chair: Colin Rutherford	Members: Kim Kamdar, Ph.D. Tony O’Brien	Meetings in 2024: 4

Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter.

Principal Responsibilities:

•    Reviews annual financial statements;

•    Considers matters relating to accounting policy and internal controls;

•    Reviews the scope of annual audits;

•    Assists the Board in its oversight of Evofem’s financial statements, including internal control over financial reporting;

•    Reviews and discusses with senior management the guidelines and policies by which Evofem assesses and manages risk;

•    Assists the Board in its oversight of the qualifications, independence, and performance of Evofem’s independent registered public accounting firm, including responsibility for the appointment, compensation, retention, and oversight of the work of the firm;

•    Assists the Board in its oversight of the performance of Evofem’s internal audit function, including responsibility for the appointment, replacement, reassignment, or dismissal of, and being involved in the performance reviews of, Evofem’s internal auditor; and

•    Assists the Board in its oversight of Evofem’s compliance with legal and regulatory requirements, including reviewing periodically with management any significant legal, compliance, and regulatory matters that have arisen or that may have a material impact on Evofem’s business, financial statements, or compliance policies, Evofem’s relations with regulators and governmental agencies, and any material reports or inquiries from regulators and government agencies.

The Board has determined that Mr. Rutherford is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.evofem.com.

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Compensation Committee
Chair: Tony O’Brien	Members: Kim Kamdar, Ph.D.	Meetings in 2024: 0
Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter.

Principal Responsibilities:

•    Reviews, approves, and makes recommendations regarding our compensation policies, practices, and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices, and procedures contribute to our success;

•    Administers our Amended and Restated 2014 Equity Incentive Plan (the “Amended and Restated 2014 Plan”), and our Amended and Restated 2018 Inducement Equity Incentive Plan (the “2018 Inducement Equity Incentive Plan”), and will administer our 2025 Employee Equity Incentive Plan, if approved;

•    Recommends to the Board the compensation of our Chief Executive Officer and conducts its decision-making process with respect to that issue without the Chief Executive Officer present;

•    Oversees Evofem’s compensation programs generally;

•    Reviews and approves incentive award performance metrics and goals relevant to the compensation of Evofem’s Chief Executive Officer’s performance and determines and approves the compensation awarded to the Chief Executive Officer (subject to ratification by the Board);

•    Reviews and approves the incentive award performance metrics relevant to the compensation of the other senior executives under its purview (which includes the named executives listed in the 2022 Summary Compensation Table) and, based on the recommendation of the Chief Executive Officer, approves the compensation of each such senior executive;

•    Reviews reports about the compensation of other key corporate officers of Evofem, as the Compensation Committee deems appropriate;

•    Oversees Evofem’s management development and succession planning programs for the Chief Executive Officer and her direct reports and consults with the Chair of the Nominating and Corporate Governance Committee with respect to Chief Executive Officer succession planning;

•    Reviews and approves compensation-related disclosures for inclusion in Evofem’s annual Proxy Statement;

•    Oversees the assessment of the risks related to Evofem’s compensation policies and programs;

•    Reviews periodic updates from management on initiatives and progress in the area of human capital, including diversity, equity, and inclusion; and

•    Engages the services of an independent compensation consultant to advise on executive compensation matters.

Although our stock is listed on OTCID, the Board has elected to apply the independence standards of the Nasdaq Stock Market in assessing director independence, as such standards apply specifically to members of compensation committee.

In establishing compensation amounts for executives, the Compensation Committee seeks to support the Company’s overall business strategy and objectives, attract, and retain key executives, link compensation with business objectives and organizational performance, and provide competitive compensation opportunities. The Compensation Committee may delegate authority to one or more members of the Compensation Committee or to one or more executives of the Compensation Committee, except that the Compensation Committee may not delegate authority to approve compensation of the Company’s chief executive officer or its other Section 16 officers to any person or committee.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.evofem.com.

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Nominating and Corporate Governance Committee
Chair: Kim Kamdar, Ph.D.	Members: Lisa Rarick, M.D.	Meetings in 2024: 0
The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in its written charter.

Principal Responsibilities:

•    Evaluates and makes recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, and evaluating current Board members’ performance;

•    Identifies individuals qualified to become Board members, consistent with criteria approved by the Board, and recommends these individuals to the Board for nomination, election, or appointment as members of the Board and Board Committees;

•    Considers board refreshment in light of various factors, including expected director departures, the Board’s mix and interplay of skills, experience, and attributes, including diversity, and individual director performance; and

•    Oversees the annual evaluation of the Board, individual directors, and Board Committees.

Although our stock is listed on OTCID, the Board has elected to apply the independence standards of the Nasdaq Stock Market in assessing director independence.

A copy of the Nominating Committee’s written charter is publicly available on our website at www.evofem.com.

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Board Accountability and Processes

Stockholder Communications with the Board of Directors

Evofem takes every effort to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. You may communicate with the Board, its Chair, or the Chair of any committee by sending your communication to our Corporate Secretary, Evofem Biosciences, Inc., 7770 Regents Road, Suite 113-618, San Diego, California 92122-1967, and all appropriate communications will be forwarded as requested. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as:

•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.

Fostering long-term relationships with our stockholders and maintaining their trust is a priority for the Board. Direct engagement with stockholders helps us gain useful feedback on a wide variety of topics, including corporate governance, executive compensation, sustainability and corporate responsibility, human capital management matters, business strategy, and performance related matters. Stockholder feedback also helps us to better tailor the public information we disclose to address the interests and inquiries of stockholders.

Board Self-Evaluation

The Board believes that self-evaluations of the Board and Board Committees are important elements of corporate governance and essential to ensure a well-functioning Board. Pursuant to Evofem’s Corporate Governance Guidelines, the Board, acting through the Nominating and Corporate Governance Committee and under the general oversight of the Chairman of the Board, conducts an annual self-evaluation and an evaluation of each committee of the Board.

Code of Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors, and employees, which is available on our website at www.evofem.com and will be made available to stockholders without charge, upon request, in writing to our Corporate Secretary, Evofem Biosciences, Inc., 7770 Regents Road, Suite 113-618, San Diego, California 92122-1967. The Code of Business Conduct and Ethics contains general guidelines for conducting the business of our company consistent with the highest standards of business ethics and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. In addition, disclosure regarding any amendments to, or waivers from, provisions of our Code of Business Conduct and Ethics that apply specifically to our directors, principal executive officer and principal financial officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of the OTCID or other exchange on which our stock is listed.

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Corporate Governance Matters

Board Composition
•

Balanced and effective Board composition is a priority for Evofem. The selection of a qualified group of directors with an appropriate mix of skills, experience, and attributes is essential to the Board’s successful oversight of Evofem’s journey. The Board manages Board composition and refreshment with significant support from the Nominating and Corporate Governance Committee.

Board Effectiveness
• The Board considers director attendance at Board and Board Committee meetings an essential duty of a director.
•

There were 15 meetings of the Board during 2024. The independent directors meet in executive session, without the Chief Executive Officer present as needed, in conjunction with each regularly scheduled Board meeting. There were a total of 4 meetings of the Audit Committee of the Board during 2024 and no meetings of the other Board Committees. For 2024, all of the directors attended 95% of all meetings of the Board and 100% of the Board Committees on which they served.

•

Pursuant to Evofem’s Corporate Governance Guidelines, all directors are generally expected to attend the Annual Meeting. All directors who stood for election at the previous Annual Meeting attended such meeting.

Engaged Oversight
•

The Board fulfills its oversight role with respect to Evofem’s strategy through year-round discussions and presentations covering company-wide and business unit specific updates. The Board also provides oversight with respect to other key areas, including management succession planning, human capital management (including diversity, equity, and inclusion), sustainability (including climate-related issues), corporate social responsibility, lobbying and public policy, risk management, and cybersecurity.

Accountability
• Evofem proactively engages with significant stockholders throughout the year. Dialogue, transparency, and responsiveness are the cornerstones of our stockholder engagement strategy.
• Interactive investor dialogue provides perspective on investor concerns.
Board Structure
•

Evofem aims to maintain a balanced and independent Board that is committed to representing the long-term interests of Evofem’s stockholders and has the substantial and diverse expertise necessary to oversee Evofem’s strategic and business planning as well as management’s approach to addressing significant risks and challenges facing Evofem.

Director Compensation

The following table sets forth the compensation (cash and equity) earned by our non-employee directors during the year ended December 31, 2024. Note that no equity awards have been granted in 2023 or 2024.

Name	Fees Earned or Paid in Cash(1)	Stock Awards ($)	Option Awards ($)	Totals
Kim Kamdar, Ph.D.	$78,750	$-	-	$78,750
Tony O’Brien	$75,000	$-	-	$75,000
Lisa Rarick, M.D.	$55,000	$-	-	$55,000
Colin Rutherford	$70,000	$-	-	$70,000

(1)

Amounts represent the fees earned in the current year. Earned fees have not been paid quarterly and the $0.5 million owed to the non-employee directors is a part of the accrued expenses line in the Consolidated Balance Sheet as of December 31, 2024.

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The following table shows the outstanding equity awards held by our non-employee directors as of December 31, 2024.

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Un-exercisable	Option Exercise Price	Grant Date	Option Expiration Date
Kim Kamdar, Ph.D.	47	-	$2,343.75	5/12/2021	5/12/2031
	48	-	$308.75	5/4/2022	5/4/2032
	6	-	$13,106.25	5/8/2018	5/8/2028
	13	-	$70,762.50	1/17/2018	1/17/2028
	26	-	$11,343.75	6/5/2019	6/5/2029
	26	-	$9,487.50	5/12/2020	5/12/2030
Tony O’Brien	47	-	$2,343.75	5/12/2021	5/12/2031
	48	-	$308.75	5/4/2022	5/4/2032
	13	-	$13,668.75	3/12/2018	3/12/2028
	6	-	$4,331.25	7/24/2018	7/24/2028
	26	-	$11,343.75	6/5/2019	6/5/2029
	26	-	$9,487.50	5/12/2020	5/12/2030
Lisa Rarick, M.D.	47	-	$2,343.75	5/12/2021	5/12/2031
	48	-	$308.75	5/4/2022	5/4/2032
	40	-	$10,968.75	2/25/2020	2/25/2030
	26	-	$9,487.50	5/12/2020	5/12/2030
Colin Rutherford	47	-	$2,343.75	5/12/2021	5/12/2031
	48	-	$308.75	5/4/2022	5/4/2032
	21	-	$13,668.75	3/12/2018	3/12/2028
	6	-	$13,106.25	5/8/2018	5/8/2028
	2	-	$3,937.50	7/31/2018	7/31/2028
	26	-	$11,343.75	6/5/2019	6/5/2029
	26	-	$9,487.50	5/12/2020	5/12/2030

Our Non-Employee Director Compensation Policy

In February 2022, our Compensation Committee amended the Non-Employee Director Compensation Policy, as described below, which took effect April 1, 2022 and will remain the policy until such time as the Compensation Committee makes additional amendments.

●	Each non-employee director will receive an annual cash retainer in the amount of $40,000 per year.
●	The Chairperson of the Board will receive an additional annual cash retainer in the amount of $30,000 per year.
●

The Chairperson of the Audit Committee will receive additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the Audit Committee. Each non-chairperson member of the Audit Committee will receive additional annual cash compensation in the amount of $10,000 per year for such member’s service on the Audit Committee.

●

The Chairperson of the Compensation Committee will receive additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the Compensation Committee. Each non-chairperson member of the Compensation Committee will receive additional annual cash compensation in the amount of $7,500 per year for such member’s service on the Compensation Committee.

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●

The Chairperson of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the Nominating and Corporate Governance Committee. Each non-chairperson member of the Nominating and Corporate Governance Committee will receive additional annual cash compensation in the amount of $5,000 per year for such member’s service on the Nominating and Corporate Governance Committee.

●

Each non-employee director will receive a stock option grant with an initial grant equal to 48 shares of the Company’s Common Stock upon a director’s initial appointment or election to the Board, vesting quarterly over a three-year period and an annual stock option grant equal to 48 shares of the Company’s Common Stock on the date of each annual meeting of stockholders thereafter, fully vesting one year from the date of grant. Note that due to the low price of the Company’s stock, no annual grants have been made since 2022.

Our Compensation Committee periodically reviews non-employee director compensation and believes the current levels are appropriate given the Company’s size, complexity, and market practices.

Executive Officers of Evofem Biosciences, Inc.

Set forth below is certain information regarding our executive officers as of October 24, 2025. Executive officers are elected annually by our Board of Directors and serve at its discretion. See “Proposal 1 – Election of Directors” for information regarding our executive officer who is also a director (Saundra Pelletier, President and Chief Executive Officer). All executive officers are at-will employees.

Ivy Zhang

Chief Financial Officer Age: 48

Background

•     Ivy Zhang is a trusted leader who is dedicated to advancing Evofem Biosciences’ mission of addressing the unmet sexual and reproductive health needs of women. She has more than 16 years of financial and accounting experience spanning diverse industries, including pharmaceuticals and medical devices, and leads the Company’s finance organization and financial activities including financial planning and analysis, accounting, external audit, tax, controllership, and treasury functions.

•     Ms. Zhang re- joined Evofem as Chief Financial Officer and Secretary in April 2023 from HUYABIO International, where she served as Vice President Controller.

•     Previously Ms. Zhang held increasingly senior finance roles at Evofem from March 2018 until November 2022. She served as Director of SEC Reporting and SOX Compliance until her promotion to Controller in April 2020.

•     Earlier in her career, she served in finance positions for approximately seven years at Ernst & Young LLP, and for more than two and a half years at SeaSpine Holdings Corporation (a public medical and therapeutic technology and device company).

•     Ms. Zhang holds a Master’s in Assurance from Virginia Tech and a Master’s in Economics from the University of Victoria, Canada. She is a certified public accountant (CPA) in the state of California.

As of October 24, 2025, Ms. Pelletier and Ms. Zhang were our only executive officers. There are no family relationships among any of our executive officers and directors, and there are no arrangements or understandings pursuant to which any officer was selected.

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Executive Compensation Matters

PROPOSAL 2	Non-Binding Advisory Vote to Approve the Compensation of Our Named Executive Officers

This proposal gives our stockholders the opportunity to express an advisory opinion on the compensation of our named executive officers as disclosed in this proxy statement. Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our compensation programs are designed to effectively align our executives’ interests with the interests of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders. Stockholders are urged to read the sections titled “Base Salary,” “Equity Incentive Compensation” and “Summary Compensation Table” in this proxy statement, which discuss how our executive compensation policies and practices implement our compensation philosophy and contain tabular information and narrative discussion about the compensation of our named executive officers. The Compensation Committee believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, the Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation. Our Board and our Compensation Committee believe that our policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goal. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Accordingly, we are asking our stockholders to vote on the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of Evofem Biosciences, Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the 2025 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Approval of this advisory proposal requires the affirmative vote of a majority of votes cast by the holders of our Common Stock at the meeting at which a quorum is present. Because the vote is advisory, it is not binding on the Company, the Board of Directors, or the Compensation Committee. However, the Compensation Committee and the Board will consider the results of the vote when making future compensation decisions.

The vote is advisory, which means that the vote is not binding on the Company, our Board, or our Compensation Committee. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, our Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

Recommendation
The Board recommends a vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the company’s named executive officers, as disclosed in this proxy statement.

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Compensation Overview

We are a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies. We are providing this “Compensation Overview” section in order to aid our stockholders’ understanding of our compensation programs and policies for our executive officers as well as the Compensation Committee’s role in the design and administration of these programs and policies in making specific compensation decisions for our executive officers, including our “named executive officers.”

Roles and Compensation-Setting Process

Our executive compensation program is administered by the Compensation Committee, with guidance and input from our Chief Executive Officer.

Historically, the Compensation Committee has made most of the significant adjustments to annual compensation for the next fiscal year, determined bonus and equity awards, and established new performance objectives for the next fiscal year at one or more meetings held during the fourth quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, adjustments to the compensation of existing executives, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year.

Generally, the Compensation Committee’s process comprises two related elements: (i) the determination of specific compensation packages for our executive officers, and (ii) the establishment of performance objectives for the next year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted by the Chief Executive Officer for the Compensation Committee’s review and approval. In the case of the Chief Executive Officer, the evaluation of her performance is conducted by the Compensation Committee in consultation with the Board, and the Compensation Committee recommends to the Board for approval any adjustments to her compensation as well as equity awards to be granted. Also, in each case, the Compensation Committee obtains and considers input from Anderson, including benchmarking data discussed below. Ms. Pelletier plays no role in determining her own salary, annual cash performance bonus or equity compensation.

Our Compensation Committee has the sole authority and responsibility to review and determine, or recommend to the full Board for determination, the compensation package of our Chief Executive Officer (Saundra Pelletier) and each of our other named executive officers (currently Ivy Zhang). Our Compensation Committee is composed entirely of independent directors who have never served as officers of the Company and operates under a written charter adopted and reviewed annually by our Board.

Role of Independent Compensation Consultant; Benchmarking

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. The Compensation Committee has engaged Anderson to review our executive compensation programs and to assess our executive officers’ base salaries, target and actual total cash bonuses, long-term incentives, and total compensation from a competitive standpoint. Anderson also assists the Compensation Committee in benchmarking our director compensation program and practices against those of our peers. For such services, we paid Anderson an immaterial amount in 2023 and did not use their services in 2024 nor have we done so in 2025 to-date. Anderson performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management relating to compensation or other human resources related services except as it may relate to performing such services. The Compensation Committee has assessed the independence of Anderson pursuant to SEC rules and the corporate governance rules of Nasdaq and concluded that no conflict of interest exists that would prevent Anderson from independently advising the Compensation Committee. Anderson also assisted the Compensation Committee in defining the appropriate group of peer companies for analysis of our executive compensation and practices and in benchmarking our executive compensation program against the peer group.

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Roles of Management in Determining Executive Compensation

The Compensation Committee periodically meets with our Chief Executive Officer and/or other executive officers to obtain recommendations with respect to compensation programs for executives and other employees. Our Chief Executive Officer makes recommendations to the Compensation Committee on the base salaries, target cash bonuses and performance measures, and equity compensation for our executives and other key employees. The Compensation Committee considers, but is not bound to accept, management’s recommendations with respect to executive compensation. Our Chief Executive Officer and certain other executives attend most of the Compensation Committee’s meetings, but the Compensation Committee also holds private sessions outside the presence of members of management and non-independent directors. The Compensation Committee discusses our Chief Executive Officer’s compensation package with her but makes decisions with respect to her compensation without her present. The Compensation Committee has delegated to management the authority to make certain decisions regarding compensation for employees other than executive officers. The Compensation Committee has not delegated any of its authority with respect to the compensation of the named executive officers.

Stockholder Engagement and Use of Stockholder Feedback

The Compensation Committee informally engages with the Company’s stockholders to gain feedback on our stockholders’ concerns and internal guidelines regarding executive compensation. The Compensation Committee then seeks to align those interests with the Company’s compensation policies.

Use of Compensation Peer Group Data

Each year from 2018 through 2023, the Compensation Committee has engaged Anderson to provide compensation market data and recommendations to be used to establish compensation levels and plans for our executive officers for the following year.

For the 2023 performance cycle, the Compensation Committee engaged Anderson to conduct a competitive review of executive compensation as compared to our peer group. This review and analysis revealed that annual cash salary and cash bonuses fell short of the target goal of the 75th percentile of our peer group. Nevertheless, for 2022, after consideration of stock performance and based in part on direct feedback from our stockholders, the Compensation Committee determined to lower the target pay positioning for both cash and equity from the market 75th percentile to the market 50th percentile for on-target performance. There were no equity grants since 2023.

For 2024, our target goal for annual gross cash salary and potential cash bonus of our named executive officers was $1.9 million.

For 2025, our target goal for annual gross cash salary and potential cash bonus of our named executive officers is $2.0 million, a $0.1 million difference from the prior year.

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Our Peer Group

In 2024, the Compensation Committee also worked with Anderson to review our peer group. Each year, the Compensation Committee reviews and approves our selected peer group. The committee considers several factors in development and refinement of the peer group. Key factors include:

●	Industry (SIC): Pharmaceutical preparation (2834)
●	Stage of business: Early-stage commercialization
●	Market capitalization: Target range of under $500M
●	Revenue: Target range less than $100M
●	Headcount: Target range less than 250 employees
●	Geography: National

The Compensation Committee will continue to welcome constructive feedback from stockholders, stockholder advisory groups and other interested parties in consideration of our processes and, in particular, our benchmark peers.

During 2024, our peer group consisted of the following 24 companies:

AcelRx Pharmaceuticals	Eiger BioPharmaceuticals Inc.	Omeros	scPharmaceuticals
Agile Therapeutics	Kala Pharmaceuticals	Otonomy	SCYNEXIS
Chimerix	La Jolla Pharmaceuticals	Paratek Pharmaceuticals	Sensen Bio
Concert Pharmaceuticals	Lexicon Pharmaceuticals	Puma Biotechnology, Inc.	Spectrum Pharmaceuticals
Cyma Bay Therapeutics	MEI Pharma	Reco Pharma	TherapeuticsMD
Eagle Pharmaceuticals	ObsEva	Rigel Pharmaceuticals	Trevena

We believe that our selected peer group provides useful information to help us establish competitive compensation practices and levels of compensation that allow us to attract, retain and motivate a talented executive team and, at the same time, aligns the interests of our executives with those of our stockholders. The executive employment market in our industry in the U.S. is very competitive because there are many high-growth life sciences companies in our region, many of which are larger and more established than we are. We believe our executive compensation must be competitive within such peer groups, yet fully aligned with our current stage of development and our responsibilities to stockholders.

Compensation Objectives and Philosophy

The objective of our executive compensation program is to attract, retain and motivate talented executives who are critical for our continued growth and success and to align the interests of these executives with those of our stockholders so that we can build long-term stockholder value. To achieve this objective, besides annual base salaries, our executive compensation program utilizes a combination of annual incentives through structured cash bonuses based on pre-defined goals as well as long-term incentives through equity-based compensation. In establishing overall executive compensation levels, our Compensation Committee considers a number of criteria, including (i) the applicable executive’s scope of responsibilities, (ii) the strategic importance of the applicable executive’s role, (iii) the Company’s stage of development, (iv) relevant peer group data, (v) attainment of individual and overall company performance objectives, (vi) recruitment and/or retention concerns, and (vii) the results of the advisory vote of the stockholders on the “say-on-pay” proposal at the prior years’ annual meeting of the stockholders. Our Compensation Committee believes that substantial portions of executive compensation should be linked to the overall performance of our Company, and that the contribution of individuals over the course of the relevant period to the goal of building a profitable business and stockholder value should also be considered in the determination of each executive’s compensation.

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Elements of Compensation

Our executive compensation program consists of the following forms of compensation:

●	Base Salary
●	Annual Performance Cash Bonus
●	Long-term Equity Incentives
●	Employee Benefit Program

Base Salary

Annual base salaries compensate our executive officers for fulfilling the requirements of their respective positions and provide them with a level of cash income predictability and stability with respect to a portion of their total compensation. We believe that the level of an executive officer’s base salary should reflect the executive’s performance, experience and breadth of responsibilities, our understanding of salaries for similar positions within our industry and peer group and any other factors relevant to that particular job.

Base salaries are typically negotiated at the outset of an executive’s employment. Salary levels are considered annually as part of our performance review process, but also in cases including promotion or other changes in the job responsibilities of an executive officer. For named executive officers, initial base salaries generally are established in connection with negotiation of an offer of employment and an employment agreement. Increases in base salary have several elements. In addition to promotion and increased responsibilities, merit and Company-wide general increases are also taken into consideration. Salaries of our named executive officers for fiscal year 2023 and certain prior years are also reported in the Summary Compensation Table included under the heading “Summary Compensation Table” in this Annual Report.

The following table shows the base salary for each of our current named executive officers for 2023 and 2024 (in whole dollars):

	Years Ended December 31,		2024 vs. 2023
	2024	2023	$ Change	% Change
Name
Saundra Pelletier (1)	$579,828	$568,458	$11,370	2.0%
Ivy Zhang (2)	$450,000	$410,000	$40,000	9.8%

(1)	Ms. Pelletier’s annual base salary was increased by 2% in 2024 in accordance with the Company’s decision to give a small cost of living increase to all employees.
(2)	Ms. Zhang was appointed Chief Financial Officer and Secretary on April 13, 2023.

Annual Performance Cash Bonuses

Each year, the Compensation Committee recommends, and the Board approves and establishes, the target cash incentive opportunity for each executive officer assuming full achievement of certain performance objectives that are also reviewed and approved by the Board. The following table shows the potential cash bonus incentive for each of our current named executive officers for fiscal 2024 and 2023 (each expressed as a percentage of annual base salary) and in actual dollar awarded:

Name and Principal Position	Year Ended December 31	Cash Incentive % of Annual Salary (Eligible)		Cash Incentive % of Annual Salary (Estimated)	Cash Incentive Bonus (Estimated)	% Change
Saundra Pelletier, Chief Executive Officer	2024	100%		100%	$579,828	27%
	2023	100%		76%	$455,173
Ivy Zhang, Chief Financial Officer and Secretary (1)	2024	75	%(2)	54%	$243,750	158%
	2023	50%		23%	$94,439

(1)	Ms. Zhang was appointed Chief Financial Officer and Secretary on April 13, 2023.
(2)	This new rate was effective on November 8, 2024.

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On a periodic basis, the Compensation Committee reviews the level of the Company’s achievement against the applicable performance objectives. In reviewing the Company’s level of achievement against the applicable performance objectives for fiscal 2024, Management expects that the incentive bonus payment will be equal to the possible target incentive bonus percentages as set forth in the table above.

As illustrated in the above table, the 2024 compensation program, consistent with prior years, was designed to reward achievement of the performance objectives that build stockholder value. When certain performance objectives are not achieved, the incentive bonus payouts will be reduced. In 2023, only some of these weighted performance objectives were achieved, resulting in an expected partial payout of the potential cash incentive bonus, only when and if approved by the Board.

The performance objectives established by the Compensation Committee for 2024 related to achieving certain level of net revenue, closing a strategic transaction (such as a license or partnership for PHEXX, a product acquisition, or adding a product for co-promotion), and securing a targeted amount of capital. In 2024, all of these weighted performance objectives were achieved, resulting in an expected full payout of the potential cash incentive bonus, only when and if approved by the Board.

For 2025, the Compensation Committee has approved the following performance objectives as those which must be achieved in order for the named executive officers to fully realize their potential annual cash bonus amounts:

●	Close a strategic transaction;
●	Achieve a certain targeted net revenue figure in 2025; and
●	Secure a targeted amount of capital.

Following the determination of corporate achievement of the performance objectives, the Compensation Committee will also consider the performance of each named executive officer in arriving at the individual awards, if any, to be made, provided that no award will exceed the target percentage of annual base salary for annual bonus. The Compensation Committee believes this flexibility is an important tool to aid in the retention of key talent, reward significant achievement by individual executives, motivate executives and recognize management decision-making focused on generating long-term value for stockholders over short-term achievement of the corporate objectives. The potential total cash bonus amounts for fiscal 2024 and 2023 for our named executive officers are reported in the Summary Compensation Table included under the heading “Summary Compensation Table” herein.

Discretionary Bonuses

From time to time, we have utilized discretionary retention or other bonus awards as a compensation tool to reward extraordinary performance by executives in a given year and to retain key executives. In addition, we believe that signing bonuses are consistent with our overall executive compensation philosophy to achieve our recruiting objectives, so we may award certain signing bonuses to new executives in the future.

Long-term Equity Incentive Awards

We have historically granted stock options and restricted stock to our employees within a competitive range of the market to complement cash salaries and cash incentives, incentivize new hires to achieve our corporate and strategic goals, and align executive compensation with the long-term interests of our stockholders and stock value. We historically provided stock option grants to our named executive officers upon their initial hiring, as negotiated in their employment agreements or offer letters. We have not granted any stock options or restricted stock to any employees since 2023. The Compensation Committee has the discretion to grant stock option awards and restricted stock awards to promote high performance and achievement of our corporate objectives by our executives at any time of the year. The Compensation Committee does not currently have a policy for the automatic awarding of equity awards to the named executive officers or our other employees, nor do we have any formal plan that requires us to award equity or equity-based compensation to any executive on a year-to-year basis. The timing of our typical equity awards is determined in advance. In general, we do not anticipate option grants on dates other than the scheduled meetings of the Compensation Committee. The grant date is established when the Compensation Committee approves the grant and all key terms have been determined.

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In granting these awards, the Compensation Committee may establish any conditions or restrictions it deems appropriate in accordance with the Amended and Restated 2014 Plan or the 2018 Inducement Equity Incentive Plan, as the case may be. Our Chief Executive Officer typically provides recommendations to the Compensation Committee for equity grants to the executive officers, taking into account each executive’s performance, achievements, and other criteria deemed relevant. The Compensation Committee reviews the proposed grants but reserves the right to reject or modify such recommendations. In addition, our Chief Executive Officer has limited discretionary authority to grant stock options under the Amended and Restated 2014 Plan to our non-executive employees, subject to certain volume limitations. The Amended and Restated 2014 Plan expired in September 2024 so no further equity awards can be granted under that plan.

We size equity grants based on market data that expresses the awards as a percent of common shares outstanding. This sizing approach is helpful to ensure that the dilutive effects of the grants are reasonable. The exercise price of the stock options will equal the closing price of our Common Stock published by OTCID or other exchange on which our stock is listed on the date of the grant and the term of the options will be 10 years from the date of the grant. The Compensation Committee has taken a two-tiered approach to vesting in order to align executive compensation with long-term stockholder value. The first consists of longer term, time-based vesting for certain awards, and the second relies on performance-based vesting for certain awards that are tied to critical, more immediate goals fundamental to the Company’s mission to achieve commercial success.

Executive Compensation Matters

The following table shows the outstanding equity awards held by our named executive officer as of December 31, 2024. Ms. Zhang did not hold any equity awards as of December 31, 2024.

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Un-exercisable	Option Exercise Price	Grant Date	Option Expiration Date
Saundra Pelletier	20	(1)	-	$86,925.00	9/28/2016	9/28/2026
	439		-	$13,668.75	3/12/2018	3/12/2028
	166		-	$3,937.50	7/31/2018	7/31/2028
	151		-	$6,468.75	11/28/2018	11/28/2028
	159		-	$9,131.25	2/5/2020	2/5/2030
	372		1	$6,093.75	2/3/2021	2/3/2031
	298		101	$917.50	2/18/2022	2/18/2032

(1)	The share numbers and exercise prices reflected are those of options issued to the executive upon completion of the Merger in January 2018 between Neothetics, Inc. and privately-held Evofem Bioscience Operations, Inc. These options were issued upon completion of the Merger in exchange for options to purchase an aggregate of 874 shares of Private Evofem Common Stock at an exercise price of $2,231.25 per share awarded to the executive by Private Evofem in 2016.

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Our Chief Executive Officer’s Compensation

As set forth above, one of the key drivers in the Compensation Committee’s determination of the compensation of our Chief Executive Officer is company performance.

The following table shows the total compensation (including estimated amounts accrued but not yet paid) of our Chief Executive Officer for each of 2024 and 2023, in each case, excluding the value of options (all of which are out-of-the money as of the date hereof).

	Years Ended December 31,		2024 vs. 2023
	2024	2023	$ Change	% Change
Compensation Item
Salary	$579,828	$560,338	$19,490	3%
Retention Paid	-	450,000	(450,000)	(100)%
Accrued Compensation (unpaid)	579,828	493,747	86,081	17%
All other Compensation	18,182	16,370	1,812	11%
Total	$1,177,838	$1,520,455	$(342,617)	(23)%

Benefits Plans

We also provide group life insurance, health, vision, and dental care insurance to all employees, including the executive officers. These benefits do not discriminate in scope, terms, or operation in favor of the named executive officers. All such benefits terminate at the time each individual is no longer employed with the Company or as otherwise provided in the applicable employment agreement. All of our named executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. We maintain a 401(k) defined contribution plan, which is our primary retirement benefit for employees, including executives. The Company makes a safe-harbor contribution of 3% of each employee’s gross earnings, including executives, subject to Internal Revenue Service limitations. Although permitted under the plan, we have not matched employee contributions to the 401(k) plan. We do not provide our executive officers with any type of defined benefit retirement benefit or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan. We generally do not offer our named executive officers any material compensation in the form of perquisites, but any perquisites provided to our named executive officers and described in the footnote to the Summary Compensation Table included in the Summary Compensation Table included under the heading “Summary Compensation Table” herein are offered to encourage the long-term retention of our executives.

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Other Compensation Practices

Limits on Hedging and Pledging

As part of our insider trading policy, all employees, including named executive officers and members of our Board, are prohibited from engaging in certain types of hedging transactions involving our securities, specifically short sales and purchases or sales of puts, calls or other derivative securities. Our insider trading policy also prohibits certain types of pledges of our securities by all employees, including executive officers, and members of our Board, specifically purchases of our securities on margin, borrowing against our securities held in a margin account or pledging our securities as collateral for a loan, with an exception for transactions with the pre-approval of our Chief Compliance Officer.

Clawback Policy

In 2020, the Board resolved to adopt a recoupment or “clawback” policy for annual cash incentive awards, long-term incentive awards (including stock options and restricted stock) and any other incentive awards paid to executive officers under certain circumstances. In February of 2021, the Compensation Committee formally adopted such a clawback policy. Our clawback policy provides that in the event the Company determines it must restate its financial results as reported in a Form 10-K, Form 10-Q, or other report filed with the Securities and Exchange Commission to correct an accounting error due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws (a Restatement), the Company will seek to recover, at the direction of the Compensation Committee after it has reviewed the facts and circumstances that led to the requirement for the Restatement and the costs and benefits of seeking recovery, incentive compensation (cash and equity-based) awarded or paid within one year following the filing of the financial report giving rise to the Restatement to a covered officer whose intentional misconduct caused or contributed to the need for the Restatement for a fiscal period if a lower award or payment would have been made to such covered officer based upon the restated financial results. The Committee will determine in its discretion the amount, if any, the Company will seek to recover from such covered officer.

Summary Compensation Table

The following table summarizes information concerning the compensation awarded to, earned by, or paid for services rendered in all capacities by our named executive officers during the years ended December 31, 2024 and 2023:

Name and Principal Position	Year Ended December 31,	Salary		Retention		Bonus(1)	Equity Awards (11)	All other Compensation(2)		Total
Saundra Pelletier	2024	$579,828		$-		$579,828	$-	$18,182	(3)	$1,177,838
Chief Executive Officer	2023	$560,338	(4)	$450,000	(5)	$493,747	$-	$16,370	(6)	$1,520,455
Ivy Zhang	2024	$450,000		$-		$243,750	$-	$1,511		$695,261
Chief Financial Officer and Secretary	2023	$293,570		$-		$94,439	$-	$50,840	(7)	$438,849
Justin J. File Former Chief Financial Officer	2023	$177,905	(8)	$-		$-	$-	$175,483	(9)	$353,388
Katherine Atkinson Former Chief Commercial Officer	2023	$97,211	(10)	$-		$-	$-	$38,253		$135,464

(1)

Consists of estimated bonus compensation amounts that have been accrued, but not yet paid, in respect of the named executive officer’s performance and the Company’s performance during each respective fiscal year.

(2)

All Other Compensation primarily includes premiums paid for group term life insurance, except for Ms. Pelletier, Ms. Zhang, and Mr. File, as discussed in notes (3) and (6), (7), and (9), respectively, below.

(3)	In 2024, All Other Compensation for Ms. Pelletier includes (i) a $3,762 premium paid for group term life insurance and (ii) $14,420 in fringe benefits paid on behalf of Ms. Pelletier.
(4)

Ms. Pelletier’s annual base salary was reduced by 20% in February 2023 and another 20% in March 2023, resulting in a total reduction of 30% as compared to her 2022 salary. The Company ended a portion of the salary reduction in January 2024.

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(5)

A retention bonus, in amounts approved by the board per each applicable position, was paid to all remaining members of the executive team after the March 2023 RIF, in order to retain experienced staff to salvage the Company and prevent bankruptcy.

(6)	In 2023, All Other Compensation for Ms. Pelletier includes (i) a $1,932 premium paid for group term life insurance and (ii) $14,438 in fringe benefits paid on behalf of Ms. Pelletier.
(7)	In 2023, All Other Compensation for Ms. Zhang includes a hiring bonus of $50,000.
(8)	Mr. File resigned from his position as Chief Financial Officer effective April 3, 2023.
(9)	In 2023, All Other Compensation for Mr. File includes an agreed upon payment in conjunction with the end of his employment in addition to the group term life insurance premiums.
(10)	Ms. Atkinson was the Chief Commercial Officer until that position was eliminated as part of the March 2023 RIF.
(11)	No equity incentive awards were issued in 2023 or 2024.

Employment, Severance, and Separation Agreements

Current Executive Officers

Our current principal executive officer, Saundra Pelletier, was appointed as Chief Executive Officer in January 2018 in connection with the Merger between Neothetics, Inc. and privately-held Evofem Biosciences Operations, Inc. The amounts reported for her in the Summary Compensation Table above include compensation paid to or earned by her pursuant to offer letters for her services provided as our principal executive officer pursuant to her offer letter and subsequent employment agreement described below.

Our current Chief Financial Officer (Ms. Zhang) was appointed to her office in April 2023.

Current Employment Agreements and Severance Obligations

Saundra Pelletier Employment Agreement

The Company and its Chief Executive Officer, Saundra Pelletier, have entered into a new employee agreement (the “Pelletier Agreement”) on November 8, 2024 (the “Pelletier Effective Date”). The Pelletier Agreement replaced and superseded all previous employment agreements.

The term of the Pelletier Agreement commenced as of the Pelletier Effective Date and continues thereafter, subject to earlier termination in accordance with the terms of the Pelletier Agreement. Pursuant to the terms of the Pelletier Agreement, Ms. Pelletier shall be entitled to:

●	receive an annual base salary of $579,828 per annum (subject to annual review and adjustment) (“Base Salary”). The Company’s Board shall review the Base Salary on an annual basis and make adjustments thereto, at its sole discretion;

●

receive an annual cash bonus paid out annually if targets are met with a target amount of one hundred percent (100%) of the Base Salary (“Annual Performance Bonus”) in the year in which the Annual Performance Bonus relates, subject to approval by the Board which may adjust to be greater or less than pre-stated Annual Performance Bonus;

●	receive equity incentive compensation under the Company’s equity incentive plan, subject to approval by the Board; and

●	be eligible to participate in a number of Company-sponsored benefit plans that may be in effect from time to time.

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Pursuant to the Pelletier Agreement, in the event that Ms. Pelletier is terminated for a reason other than for “Cause,” (as defined in the Pelletier Agreement) “Good Reason,” (as defined in the Pelletier Agreement) or for a Change of Control (as defined in the Pelletier Agreement), Ms. Pelletier, upon signing and returning an effective waiver and release of claims (the “Release”), shall be entitled to receive: (i) a lump sum payment in an amount equal to thirty-six (36) months in value of her then current Base Salary, less all customary and required taxes and relate deductions, payable in the first payroll following the date on which the Release becomes effective and non-revocable; (ii) a lump sum payment equal to the then target Annual Performance Bonus amount multiplied by 1.0, after deduction of all amounts required to be deducted or withheld under applicable law, payable in the first payroll following the date on which the Release becomes effective and non-revocable; (iii) upon the effective date of the Release, vesting of any unvested equity awards held by Ms. Pelletier shall be accelerated such that 100% of such awards shall become fully vested as of the date of such termination; (iv) that portion of Ms. Pelletier’s Base Salary accrued prior to termination of Ms. Pelletier’s employment with Company that has not yet been paid by the Company; (v) accrued but unused paid time off; (vi) reimbursement for any reasonable out-of-pocket expenses properly incurred by Ms. Pelletier on behalf of the Company prior to any such termination and not yet reimbursed; and (vii) continuation of group health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) at the Company’s expense, until the earlier to occur of: (A) twelve (12) months following the termination date of Ms. Pelletier’s employment, or (B) the date that Ms. Pelletier becomes eligible for medical benefits with another employer.

Ivy Zhang Employment Agreement

The Company and Chief Financial Officer, Ivy Zhang, have entered into a new employee agreement (the “Zhang Agreement’) on November 8, 2024 (the “Zhang Effective Date”). The term of the Zhang Agreement commenced as of the Zhang Effective Date and will continue thereafter, subject to earlier termination in accordance with the terms of the Zhang Agreement. Pursuant to the terms of the Zhang Agreement, Ms. Zhang will be entitled to receive:

●

an annual base salary of $450,000 per annum (subject to annual review and adjustment) (“CFO Base Salary”). The Board shall review the CFO Base Salary on annual basis adjust it, at their sole discretion;

●

an annual cash bonus with the target amount equal to seventy-five percent (75%) of the CFO Base Salary (the “CFO Annual Performance Bonus”) in the year in which the CFO Annual Performance Bonus relates, subject to approval by the Board which may adjust to be greater or less than pre-stated CFO Annual Performance Bonus;

●	equity incentive compensation under the Company’s equity incentive plan, subject to approval by the Board; and

●	eligibility to participate in a number of Company-sponsored benefit plans that may be in effect from time to time.

Pursuant to the Zhang Agreement, in the event Ms. Zhang’s employment is terminated for a reason other than for “Cause,” “Good Reason,” or for a Change of Control (each as defined in the Zhang Agreement), Ms. Zhang, upon signing and returning an effective waiver and release of claims (the “CFO Release”), shall be entitled to receive: (i) a lump sum payment in an amount equal to twenty-four (24) months in value of her then current CFO Base Salary, less all customary and required taxes and related deductions, payable in the first payroll following the date on which the Release becomes effective and non-revocable; (ii) a lump sum payment equal to the then target CFO Annual Performance Bonus amount multiplied by 1.0, after deduction of all mounts required to be deducted or withheld under applicable law, payable in the first payroll following the date on which the CFO Release becomes effective and non-revocable; (iii) upon the effective date of the CFO Release, vesting of any unvested equity awards held by Ms. Zhang shall be accelerated such that 100% of such awards shall become fully vested as of the date of such termination; (iv) that portion of Ms. Zhang’s CFO Base Salary accrued prior to termination of Ms. Zhang’s employment with Company and that has not yet been paid; (v) accrued but unused paid time off; (vi) reimbursement for any reasonable out-of-pocket expenses properly incurred by Ms. Zhang on behalf of the Company prior to any such termination and not yet reimbursed; and (vii) continuation of group health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) at the Company’s expense, until the earlier to occur of: (A) twelve (12) months following the termination date of Ms. Zhang’s employment, or (B) the date that Ms. Zhang becomes eligible for medical benefits with another employer.

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Severance Tax Matters

All payments made and benefits available to each executive officer in connection with his or her employment agreement will or were intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, (the “Code”) in accordance with the terms of his or her employment agreement. In the event the benefit provided to an employee (i) constitutes “parachute payments” within the meaning of Section 280G of the Code, and (ii) would otherwise be subject to the excise tax imposed by Section 4999 of the Code, then such “Payments” will be reduced. The reduced amount will be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the excise tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount results in the executive officer’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. If a reduction in payments or benefits constituting “parachute payments” is necessary to limit or avoid a certain employee’s excise tax, the reduction shall occur at the election of such employee (provided, however, that such election shall be subject to our approval if made on or after the effective date of the event that triggers the Payment) and may reduce cash payments, cancel accelerated vesting of stock award, and/or reduce employee benefits in any order or combination that maximizes the amount of such reduced amount. In the event that acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of such executive officer’s stock awards unless the executive officer elects a different order for cancellation.

Equity Compensation Plan Information

Equity Incentive Compensation

Historically, we have generally granted stock options to our employees, including our named executive officers, in connection with their initial employment with us. We also have historically granted stock options on an annual basis as part of annual performance reviews of our employees. From time to time, we have also granted, restricted stock awards to our executive management team, including our named executive officers, and certain non-executive employees, which typically vest in accordance with the Company’s achievement of certain performance goals in the year.

We believe that the performance-based vesting of restricted stock grants illustrates the alignment between overall executive compensation and building long-term stockholder value. No options, awards, or any other form of equity compensation were granted in 2024 or 2023. Outstanding awards under prior plans remain governed by their existing terms until exercised, forfeited, or expired.

Plan Category	Number of Securities to be Issued Upon Exercise of Awards (a)	Weighted Average Exercise Price of Outstanding Awards	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by Stockholders(1)	3,331	$7,191.78	509	(2)
Equity compensation plans not approved by Stockholders(3)	41	$7,982.47	609
Total	3,372		1,118

(1)	Includes the Amended and Restated 2014 Plan. This table does not include the number of shares issuable upon exercise of issued and outstanding awards under the Private Evofem Equity Incentive Plan. No new awards may be issued under either the Amended and Restated 2014 Plan or the Private Evofem Equity Incentive Plan.

(2)	As of December 31, 2024, an aggregate of 509 shares were available for issuance under the (currently suspended) 2019 ESPP. The Amended and Restated 2014 Plan contains a provision for an automatic increase to the number of shares available for grant each January 1st until and including January 1, 2024, subject to certain limitations, by a number of shares equal to the lesser of 4% of the number of shares of our Common Stock issued and outstanding on the immediately preceding December 31 or a number of shares set by our Board. The 2019 ESPP contains a provision for an automatic increase to the number of shares available for issuance under the 2019 ESPP each January 1st and including January 1, 2024, subject to certain limitations, by a number of shares equal to the lesser of 533 shares or 2% of our Common Stock issued and outstanding on the immediately preceding December 31 or a number of shares set by our Board. The authorized number of shares available for issuance under the 2019 ESPP was not increased on January 1 in 2023, 2024, or 2025.

(3)	Includes the 2018 Inducement Equity Incentive Plan. See “Summary of the 2018 Inducement Equity Plan” below for a narrative description of the 2018 Inducement Equity Incentive Plan.

Summary of the Amended and Restated 2014 Plan

The Company initially adopted the 2007 Stock Plan (the “2007 Plan”) in March 2007, under which 113 shares of Common Stock were reserved for issuance to employees, non-employee directors, and consultants of the Company. The Company ceased granting any additional awards under our 2007 Plan, and presently grants equity awards under the Amended and Restated 2014 Plan as described below.

On September 15, 2014, our Board adopted, and our stockholders approved, the 2014 Equity Incentive Plan, as amended and restated (the “Amended and Restated 2014 Plan”). The Amended and Restated 2014 Plan provides incentives that will assist us to attract, retain, and motivate employees, including officers, consultants, and directors. We may provide these incentives through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, and units and other cash-based or share-based awards. In addition, the Amended and Restated 2014 Plan contains a mechanism through which we may adopt a deferred compensation arrangement in the future.

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A total of 88 shares of our Common Stock was initially authorized and reserved for issuance under the Amended and Restated 2014 Plan. The Amended and Restated 2014 Plan expired in September 2024; therefore, no shares of our Common Stock are reserved and available for issuance under the Amended and Restated 2014 Plan. No further awards may be granted under the plan and while there are a few options issued prior to 2023 which are still exercisable, they are significantly underwater and as such very unlikely to be exercised prior to expiration. Per the terms of the Amended and Restated 2014 Plan, this reserve automatically increased on each January 1 through 2024, by an amount equal to the smaller of:

●	4% of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31; or
●	an amount determined by our Board.

Appropriate adjustments were made in the number of authorized shares and other numerical limits in the Amended and Restated 2014 Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited again became available for issuance under the Amended and Restated 2014 Plan (until its expiration).

The Amended and Restated 2014 Plan is administered by the Compensation Committee of our Board. Pursuant to the provisions of the Amended and Restated 2014 Plan, the Compensation Committee determines, in its discretion, the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The Compensation Committee has the authority to construe and interpret the terms of the Amended and Restated 2014 Plan and awards granted under it. The Amended and Restated 2014 Plan provides, subject to certain limitations, for indemnification by us of any director, officer, or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Amended and Restated 2014 Plan.

In the event of a change in control as described in the Amended and Restated 2014 Plan, the acquiring or successor entity may assume or continue all or any awards outstanding under the Amended and Restated 2014 Plan or substitute substantially equivalent awards. The Compensation Committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the Board who are not employees will automatically be accelerated in full upon a change in control. Any award held by a participant whose service has not terminated prior to a change in control that is not assumed, continued, or substituted for in connection with a change in control or are not exercised or settled prior to the change in control will terminate effective as of the time of the change in control. Notwithstanding the foregoing, except as otherwise provided in an award agreement governing any award, in the discretion of the Compensation Committee, any award that is not assumed, continued, or substituted for in connection with a change in control shall, subject to the provisions of applicable law, become fully vested and exercisable and/or settleable as of a date prior to, but conditioned upon, the consummation of the change in control. The Amended and Restated 2014 Plan also authorizes the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change in control in exchange for a payment to the participant with respect to each vested share subject to the cancelled award (and each unvested share, if so determined by the Compensation Committee) of an amount equal to the excess of the fair market value of the consideration to be paid per share of Common Stock in the change in control transaction over the exercise price per share, if any, under the award. The vesting schedules of all outstanding options of the Company, excluding any shares issuable pursuant to the assumed equity incentive plan of Private Evofem, were fully accelerated in connection with the Merger between Neothetics, Inc. and privately-held Evofem Biosciences Operations, Inc. and termination of employment or service arrangement with the Company.

The Amended and Restated 2014 Plan expired in September 2024 and as such no further awards can be issued under this plan. Please see Proposal 3 – 2025 Employee Equity Incentive Plan for a description of the new Equity Incentive Plan shareholders are being asked to approve for any grants the Board deems appropriate going forward.

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Summary of the 2018 Inducement Equity Incentive Plan

On July 24, 2018, upon the recommendation of our Compensation Committee, the Board approved our 2018 Inducement Equity Incentive Plan and reserved 133 shares of our Common Stock to be used exclusively for grants of awards to individuals that were not previously employees or directors of the company, as an inducement to the individual’s entry into employment with the company within the meaning of Rule 5635(c)(4) of the Nasdaq Listing Rules. On February 25, 2020, the Board approved an increase to the number of shares of our Common Stock reserved and available for issuance under the 2018 Inducement Equity Incentive Plan to 666 shares. The 2018 Inducement Equity Incentive Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4). The 2018 Inducement Equity Incentive Plan provides for the grant of equity-based awards, including options, restricted and unrestricted stock awards, and other stock- based awards, and its terms are substantially similar to the Amended and Restated 2014 Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception.

Summary of the 2019 Employee Stock Purchase Plan

On May 7, 2019, the Board approved the 2019 ESPP, which was approved by stockholders at the 2019 annual meeting held on June 5, 2019 and which authorizes the issuance of up to 266 shares of Common Stock pursuant to purchase rights granted to employees. This authorized number of shares may be increased annually on the first day of each of the Company’s fiscal years beginning in 2020 and ending on the first day of 2029, in an amount equal to the lesser of (i) 533 shares, (ii) two percent (2%) of the shares of Common Stock outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as is determined by the Board. The 2019 ESPP enables eligible full-time and part-time employees to purchase shares of the Company’s Common Stock through payroll deductions of between 1% and 15% of eligible compensation during an offering period. A new offering period begins approximately every June 15 and December 15. At the last business day of each offering period, the accumulated contributions made during the offering period will be used to purchase shares. The purchase price is 85% of the lesser of the fair market value of the Common Stock on the first or the last business day of an offering period. The maximum number of shares of Common Stock that may be purchased by any participant during an offering period will be equal to $25,000 divided by the fair market value of the Common Stock on the first business day of an offering period.

In October 2022, the Board terminated the offering period ending December 15, 2022, refunded all employee contributions, and suspended future offering periods. Additionally, the authorized number of shares available for issuance under the 2019 ESPP was not increased on January 1, 2023. The Board may in future reinstitute the ESPP if and when our Common Stock resumes trading on a national stock exchange.

Private Evofem Equity Incentive Plan

The Private Evofem Equity Incentive Plan was assumed by the Company in connection with the Merger in January 2018 between Neothetics, Inc. and privately-held Evofem Biosciences, Inc.; shares of Private Evofem Common Stock issuable pursuant to options previously granted under the Private Evofem Equity Incentive Plan became options to purchase our Common Stock upon completion of the January 2018 Merger. No new awards may be granted under the Private Evofem Equity Incentive Plan and all awards previously granted under the plan have expired.

The Compensation Committee has resolved that, absent unusual circumstances, stock options be granted to new hires with a vesting term of four years, with 25% vesting at the first anniversary of the date of grant and the remaining amount vesting in 36 equal monthly installments thereafter. For existing employees, the Compensation Committee has resolved that, absent unusual circumstances, time-based vesting stock options be granted with a vesting term of four years, vesting in 48 equal monthly installments. For restricted stock generally, vesting is based on achievement of critical performance goals. Further, the Compensation Committee selects these performance goals with a view to aligning executives’ performance with long-term stockholder value.

As mentioned above, for 2024, no performance based restricted stock grants have been considered.

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Equity awards generally do not accelerate upon a change of control; however, under each of the Amended and Restated 2014 Plan and the 2018 Inducement Equity Incentive Plan, our Board has discretion to accelerate vesting upon a change of control. The Compensation Committee also has sole discretion with respect to the tax treatment for equity awards and may decide to (1) facilitate the sale of a sufficient number of the granted shares to cover taxes, (2) require that shares having a value equal to the tax burden be withheld by the Company with the Company paying the tax in cash to the relevant taxing authority, or (3) require employees to be responsible for their own taxes. The value of any shares used to cover taxes will be calculated based on the closing stock price of the shares on the date of vesting of the shares and will be paid in proportion to the vesting schedule of the shares.

Pay vs. Performance

The following table sets forth information concerning the compensation of our Named Executive Officers and our financial performance for the years ended December 31, 2024 and 2023:

Year		Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return		Net Income (Loss) (in thousands)
(a)		(b)	(c)	(d)	(e)	(f)		(g)
2024		$1,177,838	$1,177,838	$695,261	$695,261	$0.12	(4)	$(8,860)
2023	(5)	$1,520,455	$1,525,001	$309,234	$311,857	$0.80	(6)	$52,979

Year	PEO	Non-PEO NEOs
2024	Saundra Pelletier	Ivy Zhang
2023	Saundra Pelletier	Ivy Zhang, Jay File(5), Katherine Atkinson(5)

(1)	PEO: Principal Executive Officer. For both 2024 and 2023, Saundra Pelletier was our PEO.
(2)	See table below for amounts deducted or added to calculate executive compensation actually paid, inclusive of an accrual for the estimated bonus not yet paid.
(3)	NEO: Named Executive Officer.
(4)	The closing price of shares of our Common Stock on December 31, 2024 was $0.0099.
(5)	The Non-PEO NEOs for 2023 includes Katherine Atkinson and Jay File as they were each employed for a short time in the year.
(6)	The closing price of shares of our Common Stock on December 31, 2023 was $0.064.

The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our CEO or our non-CEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price, various accounting valuation assumptions and projected performance related to our performance awards. See the Summary Compensation Table for certain other compensation of our CEO and our non-CEO NEOs for each applicable fiscal year.

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Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2024		2023
Adjustments	PEO	Average Non-PEO NEOs	PEO	Average Non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for applicable FY	$-	$-	$-	$-
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, Determined as of Applicable FY End	-	-	-	-
Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that Vested during Applicable FY, determined as of Vesting Date	-	-	-	-
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	-	-	(406)	-
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	-	-	4,546	2,623
Total Adjustments	$-	$-	$4,140	$2,623

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life set equal to the remaining life of the award in the case of underwater stock options and, in the case of in the money options, an expected life equal to the original ratio of expected life relative to the ten year contractual life multiplied times the remaining life as of the applicable revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to the Consolidated Financial Statements in the 2024 Annual Report and for prior fiscal years. Note that since no grants were made in 2023 or 2024, the adjustments were minimal in 2023 and none were required for 2024.

Relationship Between Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with (i) our cumulative Total Shareholder Return (TSR), and (ii) our net income (loss) for the fiscal years ended December 31, 2024 and 2023. TSR amounts reported in the Pay Versus Performance table above and the graph below assume an initial fixed investment of $100 on December 31, 2023, and that all dividends, if any, were reinvested.

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EVFM TSR vs. Compensation Actually Paid

45

Net Income (Loss) vs. Compensation Actually Paid

See the ‘Summary Compensation Table’ on page 37 for total compensation amounts used in this reconciliation.

Audit Matters

Report of Audit Committee

The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.evofem.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of independent registered public accountants. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2024, the Audit Committee took the following actions:

•

Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and BPM, LLP (“BPM”), our independent registered public accounting firm for the year ended December 31, 2024;

•	Discussed with BPM the matters required to be discussed in accordance with Auditing Standard No. 1301-Communications with Audit Committees; and
•

Received written disclosures and the letter from Deloitte regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte communications with the Audit Committee and the Audit Committee further discussed with BPM their independence. The Audit Committee also considered the status of pending litigation, taxation matters, and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and BPM, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Members of the Evofem Biosciences, Inc. Audit Committee:

Colin Rutherford, Chair

Kim Kamdar, Ph.D.

Tony O’Brien

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Other Information

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information concerning the ownership or voting control of our Common Stock as of October 24, 2025, by (i) those persons who are known to us to be the beneficial owner(s) of more than five percent of our Common Stock, Series E-1, Series F-1, and Series G-1 Preferred Shares (ii) each of our directors and named executive officers and (iii) all of our directors and named executive officers as a group.

As of October 24, 2025, 126,685,925 shares of Common Stock, 26,280 shares of Series F-1 Preferred Stock, 2,651 shares of Series E-1 Convertible Preferred Stock, and, 1,598 shares of Series G-1 Convertible Preferred Stock were issued and outstanding.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and includes shares over which the person has or shares voting or investment power. In the cases of holders who are not directors, director nominees, and named executive officers, Schedules 13G or 13D filed with the SEC (and, consequently, ownership reflected here) often reflect holdings as of a date prior to October 24, 2025. Under such rules, beneficial ownership generally includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days after October 24, 2025, through the exercise of stock options, warrants or other rights. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Unless otherwise noted, the address of the persons in the table below is that of the Company.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Shares of Class Beneficially Owned
Directors and Named Executive Officers
Kim Kamdar, Ph.D.(1)	170	*
Tony O’Brien(2)	173	*
Lisa Rarick, M.D.(3)	167	*
Colin Rutherford(4)	180	*
Saundra Pelletier(5)	3,050	*
Ivy Zhang	-	*
Directors and executive officers as a group (6 Persons)(6)	3,740	*
Holders of Greater than 5% of the class (Series E-1 Convertible Preferred Shares)
Keystone Capital Partners, LLC (7)	810	31%
Mercer Street Global Opportunity Fund, LLC (8)	736	28%
Seven Knots, LLC (9)	221	8%
Walleye Opportunities Master Fund (10)	884	33%
Holders of greater than 5% of the class as a group (4 persons)	2,651	100%
Holders of Greater than 5% of the class (Series F-1 Convertible Preferred Shares)
Aditxt, Inc. (11)	26,280	100%
Holders of Greater than 5% of the class (Series G-1 Convertible Preferred Shares)
Adjuvant Global Health Technology Fund, L.P. and Adjuvant Global Health Technology Fund DE, L.P. (12)	370	23%
Pinz Capital Special Opportunities Fund, LP (13)	184	12%
Stratgyx, LLC (14)	184	12%
Jim Fallon (15)	184	12%
ISJ Capital, LLC (16)	184	12%
Tim Ayer (17)	184	12%
Donald E. Garlikov (18)	184	12%
Holders of greater than 5% of the class as a group (7 persons)	1,474	93%

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*	Includes beneficial ownership of less than 1% of the outstanding shares of Evofem’s Common Stock.

(1)	Consists of 170 shares of Common Stock that may be acquired by Dr. Kamdar pursuant to the exercise of stock options within 60 days of October 24, 2025.

(2)	Consists of (i) 4 shares of Common Stock held by Mr. O’Brien, and (ii) 169 shares of Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 24, 2025.

(3)	Consists of (i) 5 shares of Common Stock held by Dr. Rarick, and (ii) 162 shares of Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 24, 2025.

(4)	Consists of 180 shares of Common Stock that may be acquired by Mr. Rutherford pursuant to the exercise of stock options within 60 days of October 24, 2025.

(5)	Consists of (i) 1,493 shares of Common Stock held by Ms. Pelletier, and (ii) 1,557 shares of Common Stock that may be acquired pursuant to the exercise of stock options within 60 days of October 24, 2025.

(6)	Consists of (i) 1,502 shares of Common Stock held by our current executive officers and directors, and (ii) 2,238 shares of Common Stock that may be acquired by our current executive officers and directors pursuant to the exercise of stock options within 60 days after October 24, 2025.

(7)	Consists of 810 shares of Series E-1 Convertible Preferred Shares, with voting rights equal to 13.1% of the then issued and outstanding common shares entitled to vote in shareholder actions. Keystone Capital Partners LLC also holds SSNs that could be converted into 49,025,196 shares of Common Stock, purchase rights that would result in the issuance of 544,303,598 shares of Common Stock upon exercise thereof, and warrants to purchase up to 259,178 shares of Common Stock within 60 days of October 24, 2025. While the voting power of each Series E-1 Convertible Preferred Shares holder is limited by the maximum beneficial ownership percentage of 4.99%, as outlined in the Series E-1 Certificate of Designation, Keystone Capital Partners LLC has provided the Company notice (and the Company has waived the 61 day notice waiting period) to increase its maximum beneficial ownership percentage to 9.99%. According to our books and records, the address of Keystone Capital Partners, LLC is 139 Fulton Street, Suite 412, New York, NY, 10038. Keystone Capital Partners, LLC is managed by RANZ Group LLC. Fredric Zaino, the Managing Member of RANZ Group LLC, may be deemed to have investment discretion and voting power over the shares held by Keystone Capital Partners LLC. RANZ Group LLC and Mr. Zaino each disclaim any beneficial ownership of these shares.

(8)	Consists of 736 shares of Series E-1 Convertible Preferred Shares, with voting rights equal to 11.9% of the then issued and outstanding common shares entitled to vote in shareholder actions. Mercer Street Capital Partners LLC also holds SSNs that could be converted into 60,060,945 shares of common, stock purchase rights that would result in the issuance of 277,154,852 shares of Common Stock upon exercise thereof, and warrants to purchase up to 786,668 shares of Common Stock within 60 days of October 24, 2025. However, while the voting power of each Series E-1 Convertible Preferred Shares holder is limited by the maximum beneficial ownership percentage of 4.99% as outlined in the Series E-1 Certificate of Designation, Mercer Street Capital Partners LLC has provided the Company notice (and the Company has waived the 61 day notice waiting period) to increase their maximum beneficial ownership percentage to 9.99%. According to our books and records, the address of Mercer Street Global Opportunity Fund, LLC is 1111 Brickell Ave., Suite 2920, Miami, FL, 33131. Mercer Street Global Opportunity Fund, LLC is managed by Mercer Street Capital Partners LLC, which is managed by Jonathan Juchno. Mercer Street Capital Partners LLC and Mr. Juchno may be deemed to have investment discretion and voting power over the shares held by Mercer Street Global Opportunity Fund, LLC. Mercer Street Capital Partners LLC and Mr. Juchno each disclaim any beneficial ownership of these shares.

(9)	Consists of 221 shares of Series E-1 Convertible Preferred Shares, with voting rights equal to 3.6% of the then issued and outstanding common shares entitled to vote in shareholder actions. Seven Knots, LLC also holds SSNs that could be converted into 22,429,540 shares of Common Stock, purchase rights that would result in the issuance of 219,925,088 shares of Common Stock upon exercise thereof, and warrants to purchase up to 192,308 shares of Common Stock within 60 days of October 24, 2025. While the voting power of each Series E-1 Convertible Preferred Shares holder is limited by the maximum beneficial ownership percentage of 4.99%, as outlined in the Series E-1 Certificate of Designation, Seven Knots, LLC has provided the Company notice (and the Company has waived the 61 day notice waiting period) to increase its maximum beneficial ownership percentage to 9.99%. However, because Seven Knots and Keystone are considered related entities, their combined voting power is limited by the maximum beneficial ownership percentage of 9.99%. According to our books and records, the address of Seven Knots, LLC is 7 Rose Avenue, Great Neck, NY, 11021. Marissa Welner, the Manager of Seven Knots, LLC, holds voting and dispositive power over the shares held by this stockholder. Ms. Welner disclaims any beneficial ownership of these shares.

(10)	Consists of 884 shares of Series E-1 Convertible Preferred Shares, with voting rights equal to 14.2% of the then issued and outstanding common shares entitled to vote in shareholder actions. Walleye Opportunities Master Fund, Ltd also holds SSNs that could be converted into 173,080,620 shares of Common Stock and warrants to purchase up to 5,893,435 shares of Common Stock within 60 days of October 24, 2025. While, the voting power of each Series E-1 Convertible Preferred Shares holder is limited by the maximum beneficial ownership percentage of 4.99%, as outlined in the Series E-1 Certificate of Designation, Walleye Opportunities Master Fund, Ltd has provided the Company notice (and the Company has waived the 61 day notice waiting period) to increase its maximum beneficial ownership percentage to 9.99%. According to our books and records, the address of Walleye Opportunities Master Fund, Ltd. is c/o Walleye Capital, LLC 2800 Niagara Lane North, Plymouth, MN, 55447. Walleye Capital LLC is the investment manager of Walleye Opportunities Master Fund Ltd and may be deemed to beneficially own the shares owned by the Walleye Opportunities Master Fund Ltd. Zachary Sheahan is a Portfolio Manager of Walleye Capital LLC and may be deemed to have voting and dispositive power over the shares owned by the Walleye Opportunities Master Fund Ltd. Walleye Capital LLC and Zachary Sheahan each disclaim any beneficial ownership of these shares.

(11)	Consists of 26,280 shares of Series F-1 Shares, with no voting rights. Aditxt, Inc. also holds notes that could be converted into 254,604,846 shares of Common Stock and warrants that could be converted into 242,257,742 shares of Common Stock within 60 days of October 24, 2025. According to our books and records, the address of Aditxt, Inc. is 2569 Wyandotte Street, Suite 101, Mountain View, CA 94043. Amro Albanna is the Chief Executive Officer of Aditxt, Inc.

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(12)	Consists of 370 shares of Series G-1 Convertible Preferred Shares, with voting rights equal to 6.0% of the then issued and outstanding common shares entitled to vote in shareholder actions. Adjuvant Global Health Technology Fund, L.P. and Adjuvant Global Health Technology Fund DE, L.P. also holds convertible notes that could be converted into 2,124,442,229 shares of Common Stock and purchase rights that could be converted into 187,232,318 shares of Common Stock within 60 days of October 24, 2025. However, the voting power of each Series G-1 Convertible Preferred Shares holder is limited by the maximum beneficial ownership percentage of 19.99%. According to our books and records, the address of Adjuvant Global Health Technology Fund, L.P. and Adjuvant Global Health Technology Fund DE, L.P. is 445 Fifth Ave, #20D, New York, NY 10016. Kabeer Aziz, Vice President & Secretary of Adjuvant Global Health Technology Fund, L.P. and Adjuvant Global Health Technology Fund DE, L.P. holds voting and dispositive power over the shares held by this stockholder. Mr. Aziz disclaims any beneficial ownership of these shares.

(13)	Consists of 184 shares of Series G-1 Convertible Preferred Shares, with voting rights equal to 3.0% of the then issued and outstanding common shares entitled to vote in shareholder actions. Pinz Capital Special Opportunities Fund, L.P. also holds convertible notes that could be converted into 6,344,980 shares of Common Stock, warrants that could be converted into 64,103 shares of Common Stock, and purchase rights that could be converted into 100,000 shares of Common Stock within 60 days of October 24, 2025. However, the voting power of Pinz Capital Special Opportunities Fund, L.P. is limited by the maximum beneficial ownership percentage of 9.99%. According to our books and records, the address of Pinz Capital Special Opportunities Fund, L.P. is 150 East 52nd Street, 29th fl., New York, NY 10022. Matthew Pinz, Managing Partner & CIO of Pinz Capital Special Opportunities Fund, L.P. holds voting and dispositive power over the shares held by this stockholder. Mr. Pinz disclaims any beneficial ownership of these shares.

(14)	Consists of 184 shares of Series G-1 Convertible Preferred Shares, with voting rights equal to 3.0% of the then issued and outstanding common shares entitled to vote in shareholder actions. Stratgyx, LLC also holds convertible notes that could be converted into 2,201,314 shares of Common Stock and warrants that could be converted into 415,347 shares of Common Stock within 60 days of October 24, 2025. However, the voting power of Stratgyx, LLC is limited by the maximum beneficial ownership percentage of 9.99%. According to our books and records, the address of Stratgyx, LLC is 340 West 86th Street, #9B, New York, NY 10024. Sameer Mithal, Managing Partner of Stratgyx, LLC holds voting and dispositive power over the shares held by this stockholder. Mr. Mithal disclaims any beneficial ownership of these shares.

(15)	Consists of 184 shares of Series G-1 Convertible Preferred Shares, with voting rights equal to 3.0% of the then issued and outstanding common shares entitled to vote in shareholder actions. Jim Fallon also holds convertible notes that could be converted into 475,080 shares of Common Stock and warrants that could be converted into 24,616 shares of Common Stock within 60 days of October 24, 2025. However, the voting power of Jim Fallon is limited by the maximum beneficial ownership percentage of 9.99%. According to our books and records, the address of Jim Fallon is 137 West 83rd Street, Apt 5W, New York, NY 10024. Jim Fallon holds voting and dispositive power over the shares held by this stockholder. Mr. Fallon disclaims any beneficial ownership of these shares.

(16)	Consists of 184 shares of Series G-1 Convertible Preferred Shares, with voting rights equal to 3.0% of the then issued and outstanding common shares entitled to vote in shareholder actions. ISJ Capital, LLC also holds convertible notes that could be converted into 24,104,548 shares of Common Stock and warrants that could be converted into 215,384 shares of Common Stock within 60 days of October 24, 2025. However, the voting power of ISJ Capital, LLC is limited by the maximum beneficial ownership percentage of 9.99%. According to our books and records, the address of ISJ Capital, LLC is 1044 US Highway 22 West, 2nd Floor, Mountainside, NJ 07092. Anthony Basile holds voting and dispositive power over the shares held by this stockholder. Mr. Basile disclaims any beneficial ownership of these shares.

(17)	Consists of 184 shares of Series G-1 Convertible Preferred Shares, with voting rights equal to 3.0% of the then issued and outstanding common shares entitled to vote in shareholder actions. Tim Ayer also holds convertible notes that could be converted into 3,252,069 shares of Common Stock and warrants that could be converted into 483,038 shares of Common Stock within 60 days of October 24, 2025. However, the voting power of Tim Ayer is limited by the maximum beneficial ownership percentage of 9.99%. According to our books and records, the address of Tim Ayer is 101 Zdon Road, Middlesex, VT 05602. Tim Ayer holds voting and dispositive power over the shares held by this stockholder. Mr. Ayer disclaims any beneficial ownership of these shares.

(18)	Consists of 184 shares of Series G-1 Convertible Preferred Shares, with voting rights equal to 3.0% of the then issued and outstanding common shares entitled to vote in shareholder actions. Donald E. Garlikov also holds convertible notes that could be converted into 69,163,493 shares of Common Stock and warrants that could be converted into 3,135,107 shares of Common Stock within 60 days of October 24, 2025. However, the voting power of Donald E. Garlikov is limited by the maximum beneficial ownership percentage of 9.99%. According to our books and records, the address of Donald E. Garlikov is 41 High Street, Suite 3400, Columbus, OH 43215. Mr. Garlikov holds voting and dispositive power over these shares and disclaims any beneficial ownership of these shares.

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Related Person Transactions

Our Audit Committee is responsible for reviewing and approving all transactions in which we are a participant and in which any parties related to us, including our executive officers, directors, beneficial owners of more than 5% of our securities, immediate family members of the foregoing persons, and any other persons whom our Board determines may be considered related parties, and has or will have a direct or indirect material interest. If advanced approval is not feasible, the Audit Committee has the authority to ratify a related party transaction at the next Audit Committee meeting. For purposes of our Audit Committee charter, a material interest is deemed to be any consideration received by such a party in excess of the lesser of $0.1 million per year or 1% of the average of our total assets for the last two completed fiscal years.

In reviewing and approving such transactions, the Audit Committee shall obtain, or shall direct our management to obtain on its behalf, all information that our committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by our committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of our committee. This approval authority may also be delegated to the Chairperson of the Audit Committee in respect of any transaction in which the expected amount is less than $0.5 million.

The Audit Committee or its chairperson, as the case may be, shall approve only those related party transactions that are determined to be in, or not inconsistent with, the best interests of us and our stockholders, taking into account all available facts and circumstances as our committee or the Chairperson determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the material terms of the transaction, the nature of the related party’s interest in the transaction, the significance of the transaction to the related party and the nature of our relationship with the related party, the significance of the transaction to us, and whether the transaction would be likely to impair (or create an appearance of impairing) the judgment of a director or executive officer to act in our best interest. No member of the Audit Committee may participate in any review, consideration, or approval of any related party transaction with respect to which the member or any of his or her immediate family members is the related party, except that such member of the Audit Committee will be required to provide all material information concerning the related party transaction to the Audit Committee.

Except as otherwise set forth below related to the F-1 Shares and Senior Subordinated Notes issued to Aditxt, during the years ended December 31, 2024 and 2023 and to-date in 2025 there were no transactions to which we will be a party, nor are there any currently proposed transactions to which we will be a party, in which:

●	the amounts involved exceeded or will exceed the lesser of $0.1 million per year or 1% of the average of our total assets for the last two completed fiscal years; and
●	any of our directors, nominees for director, executive officers, or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Senior Subordinated Notes – Aditxt

On April 8, 2025, the Company entered into a securities purchase agreement (the “Aditxt April SPA”) with Aditxt providing for the sale and issuance of senior subordinated convertible notes due in the aggregate original principal amount of $2.3 million (the “Aditxt April Note”) and warrants to purchase an aggregate of 149,850,150 shares (the “Aditxt April Warrants”) of Common Stock of the Company, par value $0.0001 (collectively, the “Aditxt April Offering”). The Company waived Aditxt’s default under the terms of the A&R Merger Agreement due to the full Fifth Parent Investment , as defined in the Fifth Amendment to the A&R Merger Agreement, entered into on March 22, 2025 (the “Fifth Amendment”) not being made by the deadline set forth in the Fifth Amendment.

On June 26, 2025, the Company entered into a securities purchase agreement (the “Aditxt June SPA”) with Aditxt providing for the sale and issuance of senior subordinated convertible notes due in the aggregate original principal amount of $1.4 million (the “Aditxt June Note”, or together with the Aditxt April Note, the “Aditxt Notes”) and warrants to purchase an aggregate of 92,407,592 shares (the “Aditxt June Warrants”) of Common Stock of the Company, par value $0.0001 (collectively, the “Aditxt June Offering”).

In both the Aditxt April Offering and the Aditxt June Offering, Aditxt paid approximately $650 for each $1,000 of the principal amount of the Notes and Warrants and the Company issued a total of 242,257,742 warrants to purchase shares of Common Stock with an exercise price of $0.0154. In each of the Aditxt April Notes and the Aditxt June Notes, the notes are unsecured senior subordinated notes, have an interest rate of 8%, and mature three years from the respective issuance dates. Net proceeds to the Company after offering costs from the Aditxt April Offering and Aditxt June Offering were approximately $2.4 million.

The interest rates of the Aditxt April Notes and the Aditxt June Notes would increase to 12% upon an event of default and they have no Company right to prepayment prior to maturity; however, the Company has the option to redeem the notes at a redemption premium of 32.5%. Aditxt can also require the Company to redeem the notes a) at the respective premium rate tied to the occurrence of certain subsequent transactions, and b) in the event of subsequent placements (as defined). Also, pursuant to the terms of the respective SPAs, 1) Aditxt has certain rights to participate in subsequent issuances of the Company’s securities, subject to certain exceptions, and 2) the shares of Company Common Stock underlying the Aditxt April Offering and the Aditxt June Offering are unregistered. Additionally, the conversion rate and warrant strike price are subject to adjustment upon the issuance of other securities (as defined) below the stated conversion rate and strike price at issuance.

Interest of Certain Persons in Matters to be Acted Upon

Other than with respect to the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Annual Meeting as described in this Proxy Statement.

Saundra Pelletier, our President, Chief Executive Officer, and a member of our Board of Directors, served as a director of Aditxt, Inc., until her term expired on September 23, 2025. Ms. Pelletier did not receive any compensation for her board membership with Aditxt, Inc., the counterparty to the Company’s merger agreement dated July 12, 2024, as amended. She did not participate in the Board’s deliberations or vote on the approval of the merger agreement and the merger agreement was terminated on October 20, 2025.

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Preferred Stock

Effective December 15, 2021, the Company amended and restated its certificate of incorporation, under which the Company is currently authorized to issue up to 5,000,000 shares of preferred stock, $0.0001 par value per share.

Series D Non-Convertible Preferred Stock

On December 16, 2022, the Company filed a Certificate of Designation of Series D Non-Convertible Preferred Stock, par value $0.0001 per share (the “Series D Preferred Shares”). An aggregate of 70 shares was authorized. They were not convertible into shares of Common Stock, had limited voting rights equal to 1% of the total voting power of the then-outstanding shares of Common Stock entitled to vote per share, were not entitled to dividends, and were subsequently redeemed by us, once our shareholders approved a reverse split, as described in the Certificate of Designation. All 70 shares of the Series D Preferred were issued in connection with the December 2022 Securities Purchase Agreement. Since the Series D Preferred Shares could only be settled in cash, they were recorded as a liability within accrued expenses in the consolidated balance sheets. The amount related to the liability is de minimus. All 70 shares of the Series D Preferred were redeemed in July 2023.

Series E-1 Convertible Preferred Stock

On August 7, 2023, the Company filed a Certificate of Designation of Series E-1 Convertible Preferred Stock (“E-1 Certificate of Designation”), par value $0.0001 per share (the “Series E-1 Shares”). An aggregate of 2,300 shares was authorized. The Series E-1 Shares were initially convertible into shares of Common Stock at a conversion price of $0.40 per share and are both counted toward quorum on the basis of and have voting rights equal to the number of shares of Common Stock into which the Series E-1 Shares are then convertible. The Series E-1 Shares are senior to all Common Stock with respect to preferences as to dividends, distributions, and payments upon a dissolution event. Dividends are payable in shares of Common Stock and may, at the Company’s election, be capitalized and added to the principal monthly.

Also on August 7, 2023, certain investors party to the December 2022 Notes and the February 2023 Notes exchanged $1.8 million total in principal and accrued interest under the outstanding convertible promissory notes for 1,800 shares of Series E-1 Shares. Per the Series E-1 Certificate of Designation, the conversion rate can also be adjusted in several future circumstances, such as on certain dates after the exchange date and upon the issuance of additional convertible securities with a lower conversion rate or in the instance of a Triggering Event. As such, the conversion price as of October 24, 2025 was $0.0154 per share.

Series F-1 Convertible Preferred Stock

On December 11, 2023, the Company filed a Certificate of Designation of Series F-1 Convertible Preferred Stock (“F-1 Certificate of Designation”), par value $0.0001 per share (the “Series F-1 Shares”). An aggregate of 95,000 shares was authorized. The Series F-1 Shares were initially convertible into shares of Common Stock at a conversion price of $0.0635 per share, as updated per the F-1 Certificate of Designation, and do not have the right to vote on any matters presented to the holders of the Company’s Common Stock. The Series F-1 Shares are senior to all Common Stock and subordinate to the Series E-1 Shares with respect to preferences as to distributions and payments upon a dissolution event. In the event of a liquidation event, the Series F-1 Shares are entitled to receive an amount per share equal to the Black Scholes Value as of the liquidation event plus the greater of 125% of the conversion amount (as defined in the F-1 Certificate of Designation) and the amount the holder of the Series F-1 Shares would receive if the shares were converted into Common Stock immediately prior to the liquidation event. If the funds available for liquidation are insufficient to pay the full amount due to the holders of the Series F-1 Shares, each holder will receive a percentage payout. The Series F-1 Shares are not entitled to dividends. The Series F-1 Shares also have a provision that allows them to be converted to Common Stock at a conversion rate equal to the Alternate Conversion Price (as defined in the F-1 Certificate of Designation) times the number of shares subject to conversion times the 25% redemption premium in the event of a Triggering Event (as defined in the F-1 Certificate of Designation) such as in a liquidation event. The Series F-1 Shares are mandatorily redeemable in the event of bankruptcy. In June 2024, the Required Holders, as defined in the F-1 Certificate of Designation, approved an amended and restated certificate of designation (the Amended F-1 Certificate of Designation) to the Company’s certificate of designation designating the rights, preferences, and limitations of the Company’s Series F-1 Shares. The Amended F-1 Certificate of Designation provides for the removal of the conversion price adjustment provisions previously included and changed the conversion price to $0.0154.

On December 21, 2023, the Company issued a total of 22,280 Series F-1 Shares to certain investors, including 613 shares exchanged for warrants to purchase up to 9,972,074 shares of the Company’s Common Stock and 21,667 shares to exchange a partial value of the outstanding purchase rights. The holders of the Series F-1 Shares immediately exchanged their Series F-1 Shares into Aditxt’s Series A-1 preferred stock and, as a result, Aditxt currently holds all outstanding Series F-1 Shares.

During the year ended December 31, 2024, as part of the funding requirement by Aditxt pursuant to the now terminated Amended and Restated Merger Agreement between the Company and Aditxt, Inc. and as disclosed in the Company’s filings with the SEC, the Company issued a total of 4,000 Series F-1 Shares to Aditxt for an aggregate purchase price of $4.0 million. These shares were recorded at fair value with the variance between the immaterial fair value and the $4.0 million cash received being recorded as additional paid-in-capital in the consolidated balance sheet as of December 31, 2024.

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Series G-1 Convertible Preferred Stock

On August 22, 2025, the Company entered into Exchange Agreements with certain investors (the “Investors”) providing for the exchange of senior secured convertible notes due in the aggregate original principal amount of approximately $1.6 million (the “Notes”) into an aggregate 1,573 shares of Series G-1 Convertible Preferred Stock (the “Preferred Shares”) (collectively, the “Offering”). As a result, the Company issued an aggregate of 1,573 Preferred Shares in exchange for approximately $1.6, in aggregate, of outstanding debt held by certain investors.

Pursuant to the Exchange Agreement, in August 2025 the Company filed a Certificate of Designation for the Series G-1 Convertible Preferred Stock (the “G-1 Certificate of Designation”) with the Secretary of State of Delaware designating the rights, preferences, and limitations of the shares of Series G-1 Convertible Preferred Stock (“Series G-1 Preferred Stock”).

The G-1 Certificate of Designation authorizes a total of 5,000 shares of Series G-1 Preferred Stock. The Series G-1 Preferred Stock entitles the holder thereof to vote together with the common shareholders as a single class and to cast that number of votes per share as is equal to the number of shares of Common Stock into which it their Series G-1 Stock is then convertible. The Series G-1 Preferred Stock has a stated value of $1,000 per share and is convertible into shares of Common Stock at a rate determined by dividing (i) the stated value of such Series G-1 Preferred Stock shares plus any declared and unpaid dividends on such shares by (ii) the conversion price of $0.0154 per share, subject to adjustment as provided in the Certificate of Designations (the “Conversion Rate”). The G-1 Certificate of Designations also provides that in the event of certain “Triggering Events,” any holder may, at any time, convert any or all of such holder’s Series G-1 Preferred Stock at a conversion rate equal to the product of (i) the Alternate Conversion Price (as defined below) and (ii) the quotient of (x) the 25% redemption premium multiplied by (y) the amount of Series G-1 Preferred Stock subject to such conversion. “Triggering Events” include, among others, (i) a failure to timely deliver shares of Common Stock upon a conversion, (ii) a suspension of trading or the failure to be traded or listed on an eligible market for five consecutive days or more, (iii) the failure to pay any dividend to the holders of Series G-1 Preferred Stock when required, (iv) the failure to remove restrictive legends when required, (v) proceedings for a bankruptcy, insolvency, reorganization or liquidation which are not dismissed with 30 days, (vi) commencement of a voluntary bankruptcy proceeding, and (vii) final judgments against the Company for the payment of money in excess of $100,000. “Alternate Conversion Price” means the lowest of:

i.	the applicable conversion price the in effect,
ii.	80% of the volume weighted average price (“VWAP”) of the Common Stock on the trading day immediately preceding the delivery of the applicable conversion notice,
iii.	80% of the VWAP of the Common Stock on the trading day of the delivery of the applicable conversion notice and
iv.	80% of the price, computed as the quotient of (I) the sum of the VWAP of the Common Stock for each of the three (3) trading days with the lowest VWAP of the Common Stock during the fifteen (15) consecutive trading day period ending and including the trading day immediately preceding the delivery of the applicable conversion notice, divided by three (3).

Each holder of Series G-1 Preferred Stock is entitled to receive dividends paid in the form of Common Stock or paid-in-kind as additional shares of Series G-1 Preferred Stock, at the Company’s discretion (the “Dividends”) payable to the holders of the Series G-1 Preferred Stock on a monthly basis.

Indemnification Arrangements

We entered into indemnification agreements with each of our officers and directors and purchased directors’ and officers’ liability insurance. Our indemnification agreements and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted under Delaware law.

Employment Arrangements

We have entered into written employment agreements with our named executive officers, which set forth their compensation, benefits, and severance arrangements. The material terms of these agreements are summarized under ‘Employment, Severance, and Separation Agreements’ on page 38 and “Current Employment Agreements” on page 38.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities.

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Delinquent Section 16(a) Reports

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2024, we believe that our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2024.

PROPOSAL 3	2025 Equity Incentive Plan
To consider and vote upon a proposal to approve the 2025 Equity Incentive Plan.

Recommendation The Board unanimously recommends that the stockholders vote “FOR” the 2025 Equity Incentive Plan.

2025 Equity Incentive Plan

General

Our Board of Directors is requesting that our stockholders approve the Company’s 2025 Employee Equity Incentive Plan as attached as Appendix A to this proxy statement (the “2025 Equity Incentive Plan”). The 2025 Equity Incentive Plan is intended to succeed the Amended and Restated 2014 Equity Incentive Plan, which was originally approved by our Board of Directors and stockholders in September 2014, amended and restated on each of May 8, 2018, February 26, 2019, and February 25, 2021, and which expired on September 15, 2024. Approval of the 2025 Equity Incentive Plan is required by the listing rules of The Nasdaq Stock Market and by the Internal Revenue Code of 1986, as amended, or the “Code” and related regulations in order for options to employees to be issued as incentive stock options.

Summary of Material Features of the 2025 Equity Incentive Plan

Eligibility. The 2025 Equity Incentive Plan will allow us, under the direction of our Compensation Committee, to make grants of stock options, stock appreciation rights, restricted and unrestricted stock awards, restricted stock awards and other cash and stock-based awards to employees, consultants, and directors who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our long-term success. All employees, directors, and consultants of the Company and its affiliates are eligible to participate in the 2025 Equity Incentive Plan. As of the Record Date, there were approximately 33 individuals eligible to participate in the 2025 Equity Incentive Plan.

Shares Available for Issuance. If Proposal 3 is approved, a total of 50,000,000 shares of our Common Stock will be reserved and available for issuance under the 2025 Equity Incentive Plan. Per the terms of the 2025 Equity Incentive Plan, this reserve will automatically increase on each January 1 through year-end 2035 by an amount equal to the lesser of:

●	4% of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31; and

●	an amount determined by our Board of Directors.

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The maximum aggregate number of shares of Common Stock that may be issued under the 2025 Equity Incentive Plan upon the exercise of incentive stock options is 50,000,000 shares of Common Stock.

The maximum number of shares subject to awards issued to any non-employee director during a calendar year shall not exceed 75,000 shares of Common Stock; provided further, with respect to the first calendar year in which an individual is elected or appointed to the Board, this limit shall also be 75,000 shares of Common Stock. This limitation shall not apply to awards made pursuant to an election by a non-employee director to receive the award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof and shall not apply awards issued in respect of bona fide consulting services provided to the Company.

Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the 2025 Equity Incentive Plan and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in our capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the 2025 Equity Incentive Plan.

The shares available under the 2025 Equity Incentive Plan will not be reduced by awards settled in cash but will be reduced by shares withheld to satisfy tax withholding obligations with respect to stock options and stock appreciation rights (but not other types of awards). The gross number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the 2025 Equity Incentive Plan.

The 2025 Equity Incentive Plan generally will be administered by the Compensation Committee. Subject to the provisions of the 2025 Equity Incentive Plan, the Compensation Committee will determine in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The Compensation Committee will have the authority to construe and interpret the terms of the 2025 Equity Incentive Plan and awards granted under it. The 2025 Equity Incentive Plan provides, subject to certain limitations, for indemnification by us of any director, officer, or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2025 Equity Incentive Plan.

Awards may be granted under the 2025 Equity Incentive Plan to our employees, including officers, directors, or consultants or those of any present or future parent or subsidiary corporation or other affiliated entity. All awards will be evidenced by a written agreement between us and the holder of the award and may include any of the following:

●	Stock options. We may grant non-statutory stock options or incentive stock options (as described in Section 422 of the Code), each of which gives its holder the right, during a specified term (not exceeding ten years) and subject to any specified vesting or other conditions, to purchase a number of shares of our Common Stock at an exercise price per share determined by the administrator, which may not be less than the fair market value of a share of our Common Stock on the date of grant. The exercise price of a stock option may not be less than 100% of the fair market value of our Common Stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our Common Stock on the date of grant and the term of the option may not be longer than five years.

●	Stock appreciation rights. A stock appreciation right, or SAR, gives its holder the right, during a specified term (not exceeding ten years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of our Common Stock between the date of grant of the award and the date of its exercise. We may pay the appreciation in shares of our Common Stock or in cash.

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●	Restricted stock. The administrator may grant restricted stock awards either as a bonus or as a purchase right at a price determined by the administrator. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the administrator specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends shall be subject to the same vesting conditions as the related shares.

●	Restricted stock units. Restricted stock units, or RSUs, represent rights to receive shares of our Common Stock (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the administrator. Holders of RSUs have no voting rights or rights to receive cash dividends unless and until shares of Common Stock are issued in settlement of such awards. However, the administrator may grant RSUs that entitle their holders to dividend equivalent rights provided that such rights will have the same vesting conditions as the RSUs to which they relate.

●	Cash-based awards and other share-based awards. The administrator may grant cash-based awards that specify a monetary payment or range of payments or other share-based awards that specify a number or range of shares or units that, in either case, are subject to vesting or other conditions specified by the administrator. Settlement of these awards may be in cash or shares of our Common Stock, as determined by the administrator. Their holders will have no voting rights or right to receive cash dividends unless and until shares of our Common Stock are issued pursuant to the awards. The administrator may grant dividend equivalent rights with respect to other share-based awards.

In the event of an “ownership change event” as described in the 2025 Equity Incentive Plan, the Company may provide that an acquiring or successor entity may assume or continue all or any awards outstanding under the 2025 Equity Incentive Plan or substitute substantially equivalent awards. The Compensation Committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the board of directors who are not employees will automatically be accelerated in full upon a change in control. Any awards that are not assumed, continued, or substituted for in connection with an ownership change event or are not exercised or settled prior to an ownership change event will terminate effective as of the time of the ownership change event. Notwithstanding the foregoing, except as otherwise provided in an award agreement governing any award, any award held by a participant whose service has not terminated prior to an ownership change event that is not assumed, continued, or substituted for or cashed out in connection with an ownership change event shall, subject to the provisions of applicable law, become fully vested and exercisable and/or settleable as of a date prior to, but conditioned upon, the consummation of the ownership change event as determined by the Compensation Committee. Subject to the requirements of 409A, as applicable, outstanding awards held by non-employee directors shall become immediately exercisable and vested in full prior to a change in control. The 2025 Equity Incentive Plan will also authorize the Compensation Committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon an ownership change event in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the fair market value of the consideration to be paid per share of Common Stock in the ownership change event transaction over the exercise price per share, if any, under the award.

If the 2025 Equity Incentive Plan is approved, the Company will register the plan’s shares by filing a Form S-8 Registration Statement under the Securities Act of 1933.

Summary of U.S. Federal Income Tax Implications of Awards

The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Amended and Restated 2014 Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Amended and Restated 2014 Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Statutory Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $0.1 million, and options designated as non-statutory options will be treated as options that are not incentive stock options.

A non-statutory option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-statutory option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-statutory option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Appreciation Rights:	Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

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Stock Grants:	With respect to stock grants under the Amended and Restated 2014 Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Units:	The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Accounting Treatment

Stock-based compensation expense for stock options issued to employees, non-employee directors, and consultants is measured based on estimating the fair value of each stock option on the date of grant using the BSM option-pricing model. The following table summarizes the Company’s stock-based awards expensing policies for employees and non-employees:

Employees and Nonemployee Consultants
Service only condition	Straight-line based on the grant date fair value
Performance criterion is probable of being met and:
Service criterion is complete	Recognize the grant date fair value of the award(s) once the performance criterion is considered probable of occurrence
Service criterion is not complete	Expense using an accelerated multiple-option approach(1) over the remaining requisite service period
Performance criterion is not probable of being met	No expense is recognized until the performance criterion is considered probable at which point expense is recognized using an accelerated multiple-option approach

(1)	The accelerated multiple-option approach results in compensation expense being recognized for each separately vesting tranche of the award as though the award was in substance multiple awards and, therefore, results in accelerated expense recognition during the earlier vesting periods.

Fair Value of Stock Options

The fair value of stock options is determined using the BSM option-pricing model based on the applicable assumptions, which includes the exercise price of warrants, time to expiration, expected volatility of our peer group, risk-free interest rate, and expected dividend. The Company records forfeitures when they occur.

Performance-based Awards

For performance-based RSAs (i) the fair value of the award is determined on the grant date, (ii) the Company assesses the probability of the individual milestone under the award being achieved, and (iii) the fair value of the shares subject to the milestone is expensed over the implicit service period commencing once management believes the performance criteria is probable of being met. If the performance-based RSAs are modified, the Company applies the share-based payment modification accounting in accordance with ASC 718, Compensation-Stock Compensation (“ASC 718”).

Vote Required

The affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve this Proposal. Proxies solicited by the Board will be voted in favor of the 2025 Employee Equity Incentive Plan unless a stockholder has indicated otherwise on the proxy. Abstentions, if any, will have no effect on the outcome of this vote. This Proposal is a non-routine proposal on which a broker or other nominee does not have discretionary authority to vote. In the event that there are any broker non-votes, they will not affect the outcome of the vote on this Proposal.

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Board’s Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE 2025 EMPLOYEE INCENTIVE STOCK PLAN UNDER THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4	Reverse Stock Split

To amend the Certificate of Incorporation of Evofem Biosciences, Inc. to effect a reverse stock split of Common Stock at a ratio between 1-for-500 and 1-for-1,500, with the exact ratio to be set at a whole number within this range by the Board of Directors in its sole discretion.

Recommendation

The Board unanimously recommends that the stockholders vote “FOR” the Reverse Stock Split. Proxies solicited by the Board will be voted in favor of the Reverse Stock Split unless a stockholder has indicated otherwise on the proxy.

General

Our Board of Directors is requesting that our stockholders approve the proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the issued and outstanding Common Stock (such split to combine a number of outstanding shares of our Common Stock at a ratio of between 500 and 1,500, such number consisting of only whole shares, into one (1) share of Common Stock) (the “Reverse Stock Split”). No fractional shares shall be issued as a result of the Reverse Stock Split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the Reverse Stock Split. Approval of the Reverse Stock Split requires:

- The affirmative vote of a majority of the combined voting power of the outstanding shares of Common Stock, Series E-1 Preferred Stock, and Series G-1 Preferred Stock, voting together as a single class, and

- The affirmative vote of a majority of the outstanding shares of each of Series E-1 and Series G-1 as of the Record Date.

If approved by the stockholders, the Reverse Stock Split would become effective at a time, and at a ratio, to be designated by the Board. The Board may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, existing and expected trading prices for our Common Stock, and the need or ability to raise capital.

Even if the stockholders approve the Reverse Stock Split, we reserve the right not to effect the Reverse Stock Split if the Board does not deem it to be in the best interests of us and our stockholders to effect the Reverse Stock Split. The Reverse Stock Split, if authorized pursuant to this resolution and if deemed by the Board to be in the best interests of us and our stockholders, will be effected, if at all, by November 26, 2026. If effected, the Amendment, as more fully described below, will effect the Reverse Stock Split.

The Reverse Stock Split

The Board believes that effecting the Reverse Stock Split is necessary to avoid a breach, event of default, or otherwise non-compliance with the Company’s contractual obligations. If we are unable to maintain compliance with our various contractual obligations relating to the Company’s authorized common shares, this may result in a default under our issued and outstanding debt arrangements, may cause trading in shares of our Common Stock to become difficult and could adversely affect our ability to raise capital when and as may be necessary to fund our planned operations.

Several of Our Existing Debt Covenants Require the Reservation of a Certain Number of Shares of Common Stock, on a Fully-Diluted Basis

We are currently authorized to issue 3,000,000,000 shares of Common Stock under our Amended and Restated Certificate of Incorporation. As of October 24, 2025, of the authorized Common Stock, 126,685,925 shares are issued and outstanding and approximately 1.3 billion shares are reserved for issuance under pending conversions of convertible notes, rights, warrants and all other derivatives. An additional 5.4 billion shares could be issued under the same instruments but are not currently reserved due to waivers signed by the instrument holders. As such, our fully diluted capital structure is presently well above the amount of Common Stock we are authorized to issue. Therefore, until we either increase our authorized Common Stock or effectuate a reverse split, we are exposed to the risk of liability arising from the excess fully diluted capitalization. The conversion prices of most of the convertible instruments, the Adjuvant Notes (as amended) (defined below), and Baker Notes (defined below) may also be subject to adjustment depending on the price of issuances in future financings as described in our Form 10-Q for the period ended June 30, 2025. These adjustments would further increase the number of shares of Common Stock to be reserved. Due to the limited number of authorized shares Common Stock available for future issuance, we need to seek stockholder approval of the Reverse Stock Split.

In April 2020, we entered into a Securities Purchase and Security Agreement (the Baker Bros. Purchase Agreement) with certain institutional investors and their designated agent pursuant to which we issued and sold secured convertible promissory notes (the Baker Notes) in an aggregate principal amount of $25.0 million and warrants to purchase shares of our Common Stock. The Baker Notes are secured by substantially all of our assets and are currently assigned to Future Pak, LLC. In October 2020, we entered into a Securities Purchase Agreement (the Adjuvant Purchase Agreement) pursuant to which we issued and sold to certain institutional investors unsecured convertible promissory notes (the Adjuvant Notes) in an aggregate principal amount of $25.0 million. In December 2022 through September 2023, and April and June 2025, we sold unsecured subordinate promissory notes (the “SSNs”) in an aggregate amount of $14.7 million and warrants to purchase shares of our Common Stock. The Baker Notes, Adjuvant Notes, and SSNs are collectively the “Debt Obligations”. As of October 24, 2025, the aggregate amount outstanding pursuant to the Debt Obligations was approximately $63.3 million in principal and accrued interest.

We are required to reserve the requisite number of shares of our Common Stock underlying the various convertible securities the Company has issued, except for shares related to instruments held by investors who waived such reserve requirements. The failure to approve and effectuate the Reverse Stock Split could trigger an event of default and other adverse everts under the terms of the Company’s debt obligations. Given our current financial position, these circumstances and default obligations would adversely affect our results of operations, impair our ability to raise capital when and as may be necessary to fund our planned operations, and may require us to cease our operations entirely. In these circumstances, the holders of our Common Stock may not receive any value for their shares.

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Certain Risks of the Reverse Stock Split

General Risks

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our Common Stock. We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;
•	if the market price per share of Common Stock after the Reverse Stock Split does increase, that it will stay elevated at such level for any period of time thereafter;
•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks; and
•	our ability to conduct future financings or strategic transactions will be enhanced.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

The total number of authorized shares of Common Stock will not be reduced in accordance with the exchange ratio, which may result in a significant increase in the availability of authorized shares of Common Stock and will be dilutive to our stockholders.

The total number of authorized shares of Common Stock will not be reduced in accordance with the exchange ratio, which will result in a significant increase in the availability of authorized shares of Common Stock. Any additional Common Stock so authorized will be available for issuance by the Board of Directors for stock splits or stock dividends, acquisitions, raising additional capital, conversion of our debt into equity, or other corporate purposes, and any such issuances may be dilutive to current stockholders.

The proposed reverse stock split may decrease the liquidity of our stock.

The liquidity of our capital stock may be harmed by the proposed Reverse Stock Split given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

The increased proportion of unissued authorized shares to issued shares may have anti-takeover effects under certain circumstances, although the Board of Directors is not implementing the Reverse Stock Split for such purpose.

The increased proportion of unissued authorized shares to issued shares may have an anti-takeover effect under certain circumstances, since the proportion allows for dilutive issuances which could prevent certain stockholders from changing the composition of the Board of Directors or render tender offers for a combination with another entity more difficult to successfully complete. The Board of Directors is not implementing the Reverse Stock Split to have any anti-takeover effects.

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Principal Effects of the Reverse Stock Split

If the requisite holders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, we will amend our Certificate of Incorporation by striking out the second paragraph of the section titled “Capital Stock” of Article IV in its entirety and by substituting the following paragraph in lieu thereof:

“Upon effectiveness of this Certificate of Amendment (the Effective Time), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that between and including 500 and 1,500 shares of issued Common Stock immediately prior to the Effective Time are reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock, and the exchange ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that cash payments are made in lieu of fractional shares. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. Following the Reverse Stock Split, our Common Stock will continue to be listed on the OTCID, under the symbol “EVFM,” although it will receive a new CUSIP number. The Reverse Stock Split does not change the number of authorized shares of our Preferred Stock.

By approving this Amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including 500 and 1,500 into one (1) share. The Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. The Board will not implement any amendment providing for a different split ratio.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Amendment is approved by our stockholders, and if at such time the Board still believes that a Reverse Stock Split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented within the range of ratios approved by the stockholders. We will file the Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for the Reverse Stock Split. The Board may delay effecting the Reverse Stock Split, if at all, until a date that is not later than November 26, 2026, without re-soliciting stockholder approval. The Reverse Stock Split will become effective on the date of filing of the Amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

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Book-Entry Shares

If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our Common Stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective date of the split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged will, in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, if any, to receive payment in cash in lieu of any such resulting fractional shares of Common Stock, as the post-reverse split amounts of Common Stock will be rounded down to the nearest full share. Such cash payment in lieu of a fractional share of Common Stock will be calculated by multiplying such fractional interest in one share of Common Stock by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the Reverse Stock Split and rounded to the nearest cent.

Accounting Matters

The Reverse Stock Split will not affect the Common Stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged on the effective date of the split, the components that make up the Common Stock capital account will change by offsetting amounts. The stated capital component will be reduced, and the additional paid-in capital component will be increased, with the amount by which the stated capital is reduced. The per share net loss and net book value of our Common Stock will be increased because there will be fewer weighted average shares of Common Stock outstanding. Prior periods’ Common Stock and additional paid-in capital balances and net loss per share amounts will be restated to reflect the Reverse Stock Split.

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Effect on Par Value

The Amendment will not affect the par value of our Common Stock, which will remain at $0.0001 per share.

No Going Private Transaction

Notwithstanding the anticipated decrease in the number of outstanding shares following the proposed Reverse Stock Split, if effected, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her, their or its particular circumstances from an independent tax advisor.

The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of our capital stock relating to the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the Code), Treasury Regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (IRS), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States federal income tax purposes:

i.	an individual citizen or resident of the United States;
ii.	a corporation (or other entity treated as a corporation for United States federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia;
iii.	an estate with income subject to United States federal income tax regardless of its source; or
iv.	a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

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This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of our capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the Reverse Stock Split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the Reverse Stock Split should qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly:

•	A U.S. holder will not recognize any gain or loss as a result of the Reverse Stock Split.
•	A U.S. holder’s aggregate tax basis in his, her, their, or its post-Reverse Stock Split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.
•	A U.S. holder’s holding period for the post-Reverse Stock Split shares will include the period during which such stockholder held the pre-Reverse Stock Split shares surrendered in the Reverse Stock Split.

Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the reverse stock split. Holders of shares of our Common Stock who acquired their shares on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares among their post-reverse stock split shares.

A U.S. holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split should be treated as having received the fractional share pursuant to the Reverse Stock Split and then as having transferred to the Company that fractional share in exchange for cash. As a result, a U.S. holder should generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the portion of the U.S. holder’s tax basis in our Common Stock allocable to such fractional share, unless the receipt of cash is treated as having the effect of a distribution of a dividend, in which case the cash received will be treated as dividend income to the extent of the Company’s current accumulated earnings and profits as calculated for U.S. federal income tax purposes. Stockholders are urged to consult their tax advisors to determine whether receipt of cash has the effect of a distribution of a dividend. Any capital gain or loss should be long term capital gain or loss if the U.S. holder’s holding period for our Common Stock surrendered exceeded one year as of effective date of the Reverse Stock Split. The deductibility of capital losses is subject to limitation.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

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Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Amendment, even if the authority to effect this amendment is approved by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and to abandon, this proposed amendment if it should decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required

The affirmative “FOR” vote of a majority of the outstanding shares is required to approve this Proposal. Proxies solicited by the Board will be voted in favor of the Reverse Stock Split unless a stockholder has indicated otherwise on the proxy. Abstentions and broker non-votes, if any, will be treated as shares that are present and entitled to vote on this Proposal, and will therefore be treated as a vote “AGAINST” this Proposal.

Board’s Recommendation

THE BOARD RECOMMENDS A VOTE TO APPROVE REVERSE STOCK SPLIT UNDER THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

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PROPOSAL 5	Independent Registered Public Accounting Firm

On April 2, 2025, the Audit Committee approved the engagement of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Audit Committee recommended that our Board of Directors direct that management submit the selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, to our stockholders for ratification.

We expect that one or more representatives of BPM LLP will be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of BPM LLP as our independent registered public accounting firm is not required by Delaware law, our amended and restated certificate of incorporation, or our amended and restated bylaws. However, the selection of BPM LLP to our stockholders for ratification is being submitted as a matter of good corporate practice. If our stockholders fail to ratify the selection, our audit committee will reconsider whether to retain the firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of our company and our stockholders.

Recommendation

The Board unanimously recommends that the stockholders vote “FOR” ratification of the selection of BPM LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Proxies solicited by the Board will be voted in favor of such ratification unless a stockholder indicates otherwise on their proxy card.

Independent Registered Public Accounting Firm’s Fees

The following table shows the fees billed by BPM for the audit of our annual financial statements for the last two fiscal years and for other services rendered (if applicable) by BPM to the Company during our last two fiscal years.

	Years Ended December 31,
	2024	2023
Audit Fees (1)	$688,980	$565,681
Audit Related Fees	-	-
Tax Fees (2)	-	-
All Other Fees	-	-
Total	$688,980	$565,681

(1)	Audit Fees represent fees and out-of-pocket expenses, whether or not yet invoiced, for professional services provided in connection with the audit of the Company’s consolidated financial statements, the review of the Company’s quarterly consolidated financial statements, and audit services provided in connection with other regulatory filings.

(2)	Tax fees represent fees and out-of-pocket expenses for professional services for tax compliance, tax advice, or tax return preparations.

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Pre-Approval Policies and Procedures

The Audit Committee annually reviews and pre-approves certain audit and non-audit services that may be provided by our independent registered public accounting firm and establishes and pre-approves the aggregate fee level for these services. Any proposed services that would cause us to exceed the pre-approved aggregate fee amount must be pre-approved by the Audit Committee. All audit services for 2025 were pre-approved by the Audit Committee.

In the event the stockholders do not ratify the appointment of BPM LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

PROPOSAL 6	Adjournment

To consider and vote upon a proposal to authorize our Board, in its discretion, to adjourn the Annual Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Annual Meeting.

Recommendation

The Board unanimously recommends that the stockholders vote “FOR” the adjournment of the Annual Meeting pursuant to this Proposal, to another place, date, or time, if deemed necessary or appropriate, in the discretion of the Board.

Adjournment of the Annual Meeting

General

Our stockholders may be asked to consider and act upon one or more adjournments of the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposals set forth in this Proxy Statement (the “Proposals”).

If a quorum is not present at the Annual Meeting, our stockholders may be asked to vote on this Proposal to adjourn the Annual Meeting to solicit additional proxies. If a quorum is present at the Annual Meeting, but there are not sufficient votes at the time of the Annual Meeting to approve the Proposals, our stockholders may also be asked to vote on this Proposal to approve the adjournment of the Annual Meeting to permit further solicitation of proxies in favor of the Proposals.

If the adjournment proposal is submitted for a vote at the Annual Meeting, and if our stockholders vote to approve the adjournment proposal, the Annual Meeting may be adjourned to enable the Board to solicit additional proxies in favor of the Proposals. If the adjournment proposal is approved, and the Annual Meeting is adjourned, the Board will use the additional time to solicit additional proxies in favor of the Proposals to be presented at the Annual Meeting, including the solicitation of proxies from stockholders that have previously voted against the Proposals.

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Our Board believes that, if the number of shares of our Common Stock, Series E-1, and Series G-1 voting in favor of the Proposals at the Annual Meeting is insufficient to approve the Proposals, it is in the best interests of our stockholders to enable the Board, if it so chooses and for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Proposals. Any signed proxies received by us in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. If the Annual Meeting is adjourned, the time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting, as adjourned or postponed.

Vote Required

The affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter is required to approve the adjournment of the Annual Meeting pursuant to this Proposal, to another place, date, or time, if deemed necessary or appropriate, in the discretion of the Board. Abstentions, if any, will be treated as shares that are present and entitled to vote on this Proposal, and will therefore be treated as a vote “AGAINST” this Proposal. In the event that there are any broker non-votes, they will not affect the outcome of the vote on this Proposal. However, because we believe that the approval of this Proposal will be treated as a routine matter on which a broker or other nominee has discretionary authority to vote, we do not expect to receive any broker non-votes with respect to this Proposal.

Other Matters

The Board knows of no other business which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies will be voted in accordance with the judgment of the persons named therein. No director, executive officer, or nominee for director, nor any associate of any of the foregoing, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Additional Information

The Company files reports, proxy statements/prospectuses, and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy, through the SEC’s website at http://www.sec.gov and via https://evofem.investorroom.com/SEC-filings.

If you would like additional printed copies of this proxy statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact us by telephone or in writing:

Evofem Biosciences, Inc.

7770 Regents Road

Suite 113-618

San Diego, CA 92122

Telephone: 858-550-1900

If you are a stockholder of Evofem and would like to request documents, please do so by November 17, 2025 to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail or another equally prompt means.

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Appendix A

Evofem Biosciences, Inc.

2025 Equity Incentive Plan

1. Establishment, Purpose, and Term of Plan.

1.1 Establishment. The Evofem Biosciences, Inc. 2025 Equity Incentive Plan (the “Plan”) was established as of October 3, 2025 (the “Effective Date”), upon approval by the Board, subject to approval by Shareholders.

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. Definition and Construction.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control,” and “controlled by” shall have the meanings assigned such terms for the purposes of registration of securities on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions, and restrictions applicable to an Award.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g) “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

A-1

(h) “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company; provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding, and conclusive.

(i) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.

(j) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

A-2

(k) “Company” means Evofem Biosciences, Inc., a Delaware corporation, and any successor corporation thereto.

(l) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(m) “Director” means a member of the Board.

(n) “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding, and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a share of Stock on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A (including, but not limited to, the determination of Fair Market Value based on the average selling price of the Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or SAR, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period). The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

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(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(s) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(t) “Incumbent Director” means a director who either (i) is a Director as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(u) “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(v) “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).

(w) “Nonemployee Director” means a Director who is not an Employee.

(x) “Nonemployee Director Award” means any Award granted to a Nonemployee Director.

(y) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.

(z) “Officer” means any person designated by the Board as an officer of the Company.

(aa) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(bb) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(cc) “Ownership Change Event” means the occurrence of any of the following with respect to the Company:

(i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors;

(ii) a merger or consolidation in which the Company is a party; or

(iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one or more subsidiaries of the Company).

(dd) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

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(ee) “Participant” means any eligible person who has been granted one or more Awards.

(ff) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(gg) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(hh) “Performance Award” means an Award of Performance Shares or Performance Units.

(ii) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(jj) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(kk) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(ll) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(mm) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).

(nn) “Predecessor Plans” means the Company’s 2007 and 2014 Stock Plans, as amended.

(oo) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(pp) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(qq) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(rr) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or the occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.

(ss) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(tt) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.

(uu) “Section 409A” means Section 409A of the Code.

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(vv) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

(xx) “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director, or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(yy) “Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with Section 4.5.

(zz) “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(aaa) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(bbb) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ccc) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer, or other disposition of the Company’s equity securities by Directors, Officers, Employees, or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(ddd) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive unless the context clearly requires otherwise.

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3. Administration.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding, and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding, and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination, or election. To the extent permitted by applicable law, the Board or the Committee may, in its discretion, delegate to a committee comprised of one or more Officers and/or Directors the authority to grant one or more Awards of Options or SARs, without further approval of the Board or the Committee, to any Employee, other than an Employee who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Board or the Committee may determine; provided, however, that (a) the Board and/or the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers and/or Directors, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Board and/or the Committee.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units, or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

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(g) to amend, modify, extend, cancel, or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend, or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.5 Option or SAR Repricing. The Committee shall not have the authority, without additional approval by the stockholders of the Company, to approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution for Underwater Awards of new Options or SARs covering the same or a different number of shares but having a lower exercise price per share then on the original grant date, or payments in cash, or (b) the substitution of other Awards for Underwater Awards.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. Shares Subject to Plan.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2, 4.3, 4.4 and 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 50,000,000 shares and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Annual Increase in Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan as set forth in Section 4.1 shall be cumulatively increased on January 1, 2025 and on each subsequent January 1 through and including January 1, 2034, by a number of shares (the “Annual Increase”) equal to the smaller of (a) four percent (4%) of the number of shares of Stock of the Company issued and outstanding on the immediately preceding December 31, or (b) an amount determined by the Board.

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4.3 Reserved.

4.4 Share Counting. If an outstanding Award for any reason expires or is terminated or cancelled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2 with respect to Options and SARs shall not be available for issuance under the Plan, however, shares withheld for such basis on other Awards shall again be available for issuance under the Plan. Upon payment in shares of Stock pursuant to the exercise of a SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which such SAR was exercised. If the exercise price of an Option is paid by means of a Net Exercise, then the number of shares of Stock available for issuance under the Plan shall be reduced by the gross number of shares subject to the Option exercise. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised.

4.5 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Annual Increase, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent, and in no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding, and conclusive.

4.6 Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5. Eligibility, Participation, and Award Limitations.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

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5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.5, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 50,000,000 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3, 4.4 and 4.5.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation, or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all equity plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion of the Option shall be separately identified.

5.4 Nonemployee Director Limitations. Notwithstanding anything in this Plan to the contrary, effective as of the date following the date on which the Company’s stockholders approve this Plan, the maximum number of shares subject to Awards issued to any Nonemployee Director as Nonemployee Director Awards during a calendar year shall not exceed seventy-five thousand (75,000) shares of Stock; provided further, that with respect to the first calendar year in which an individual is elected or appointed to the Board, this limit shall be seventy-five thousand (75,000) shares of Stock. The foregoing limitation shall not apply to Awards made pursuant to an election by a Nonemployee Director to receive an Award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof and Awards issued in respect of bona fide consulting services provided to the Company notwithstanding that such Consultant may also be a Nonemployee Director. The limitations set forth in this paragraph shall be subject to adjustment as provided pursuant to Section 4.5.

6. Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Sections 409A or 424(a) of the Code.

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6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

(ii) Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(iii) Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.

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6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

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7. Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or cancelled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be cancelled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be cancelled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

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7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.

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8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions, or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned, or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) next trading day on which the sale of such shares would not violate the Trading Compliance Policy; and (b) the last day of the calendar year in which the original vesting date occurred. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

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9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions, or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy; and (b) the last day of the calendar year in which the original vesting date occurred.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded down to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

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9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s), and Performance Period applicable to the Award, and the other terms, conditions, and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.5, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s), and Performance Award Formula.

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10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. As specified by the Committee, Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, as determined by the Committee: (i) revenue; (ii) sales; (iii) expenses; (iv) operating income; (v) gross margin; (vi) operating margin; (vii) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (viii) pre-tax profit; (ix) net operating income; (x) net income; (xi) economic value added; (xii) free cash flow; (xiii) operating cash flow; (xiv) balance of cash, cash equivalents and marketable securities; (xv) stock price; (xvi) earnings per share; (xvii) return on stockholder equity; (xviii) return on capital; (xix) return on assets; (xx) return on investment; (xxi) total stockholder return; (xxii) employee satisfaction; (xxiii) employee retention; (xxiv) market share; (xxv) customer satisfaction; (xxvi) product development; (xxvii) research and development expenses; (xxviii) completion of an identified special project; (xxix) completion of a joint venture or other corporate transaction and (xxx) pursuant to any other measure determined by the Committee in its sole discretion and set forth in the Performance Award.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

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(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

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10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into Common Stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions, or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.5, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

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11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. Standard Forms of Award Agreement.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. Change in Control and Ownership Change Events.

13.1 Effect of Change in Control and Ownership Change Events on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take action it deems appropriate to provide for acceleration of the exercisability, settlement, and/or vesting in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines. Further, unless otherwise provided by the applicable Award Agreement or determined by the Committee and subject to Section 15.4(f), in the event that the Acquiror (as defined below) elects not to assume, continue or substitute for, in accordance with Section 13.1(b) or to cash out in accordance with Section 13.1(c), any portion of an Award outstanding immediately prior to an Ownership Change Event, the exercisability and/or vesting of such portion of the Award held by a Participant whose Service has not terminated prior to an Ownership Change Event shall be accelerated in full effective as of a date prior to, but conditioned upon, the consummation of an Ownership Change Event as determined by the Committee.

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(b) Assumption, Continuation or Substitution. In the event of an Ownership Change Event in which the Company is not the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), the Company may, without the consent of any Participant, assume, substitute for, or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Ownership Change Event or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Ownership Change Event, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Ownership Change Event, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Ownership Change Event was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely Common Stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of Common Stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Ownership Change Event. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Ownership Change Event nor exercised or settled as of the time of consummation of the Ownership Change Event shall terminate and cease to be outstanding effective as of the time of consummation of the Ownership Change Event in which the Company is no longer surviving.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of an Ownership Change Event, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Ownership Change Event and not previously exercised or settled shall be cancelled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such cancelled Award in (i) cash, (ii) stock of the Acquiror , or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Ownership Change Event, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Ownership Change Event in which the Company is no longer surviving may be cancelled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their cancelled Awards as soon as practicable following the date of the Ownership Change Event and in respect of the unvested portions of their cancelled Awards in accordance with the vesting schedules applicable to such Awards.

13.2 Effect of a Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued, or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization. Unless the Participant is subject to a written agreement between the Participant and a Participating Company governing the order of reduction, to the extent amounts are to be reduced, then payments shall be accomplished by reducing or eliminating severance payments that the Participant may become entitled to, then reducing or eliminating cash bonus payments, then by the reduction, or elimination of equity awards which are valued in full for purposes of Section 280G of the Code, then the reduction or elimination of accelerated vesting or settlement of other equity awards and finally the reduction or elimination of other compensatory payments. Such reductions shall first come from each category to the extent such amounts constitute Section 409A Deferred Compensation and with respect to any category in which there are multiple awards or grants, in reverse chronological order (i.e. with the most recent grant or award reduced or eliminated first).

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(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charge in connection with its services contemplated by this Section.

14. Compliance with Applicable Law.

The grant of Awards and the issuance of shares of Stock or other property pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state, and foreign securities law and other applicable laws rules and regulations, approvals by government agencies as may be required or as the Company deems necessary or advisable, and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

15. Compliance with Section 409A.

15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period. Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2.5 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

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15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as defined by Section 409A);

(iii) The Participant’s death;

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(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as defined by Section 409A).

(b) Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c) Required Delay in Payment to Specified Employee. Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(d) Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(e) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(f) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(g) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 1 (a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

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(h) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i) No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.

16. Tax Withholding.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable maximum statutory withholding rates. The Company may require a Participant to direct a broker, upon the vesting, exercise, or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.

17. Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend, or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2, 4.3, 4.4 and 4.5), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Other than as set forth in Section 12 of the Plan, the Committee may not without shareholder approval reduce the exercise price of an Option or cancel any outstanding Option in exchange for a replacement option having a lower exercise price, any other Award or for cash. In addition, the Committee may not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Stock is listed, including any other action that is treated as a repricing under generally accepted accounting principles. Except as provided by the next sentence, no amendment, suspension, or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

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18. Miscellaneous Provisions.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s Common Stockholders.

18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.5 or another provision of the Plan.

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18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13 No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code or French-qualified stock options) or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 15 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.

18.14 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

A-28

Appendix B

EVOFEM BIOSCIENCES, INC.
Annual Meeting of Stockholders
November 26, 2025 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Saundra Pelletier as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated below, all of the shares of common stock of EVOFEM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at 9:00 AM, Pacific Time on November 26, 2025 at the Company's headquarters at 12636 High Bluff Drive, Suite 400, San Diego, California 92130 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of Evofem Biosciences, Inc. recommends a vote FOR all director nominees and FOR each of the proposals 2, 3, 4, 5 and 6 listed below.

1. Election of Directors:
   Nominees: 01. Kim Kamdar, Ph.D. 02. Colin Rutherford 03. Lisa Rarick, M.D. 04. Tony O'Brien

   ☐ FOR all nominees listed

   ☐ WITHHOLD AUTHORITY to vote for all nominees listed

   ☐ FOR all nominees listed except as written to the contrary below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write their name(s) or numbers(s) on the line below.)

   ____

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ______________________________

Signature (Co-owner) ______________________________

Dated: ________________

☐ Please mark here for address change or comments. Provide updated address or comments in the space provided below.

____

____

☐ Please mark here to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote online, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting Instructions are on the reverse.

Voting Instructions

You may vote your proxy in the following ways:

- Via Internet:
  - Login to https://annualgeneralmeetings.com/evfm2025
  - Enter your control number (12 digit number located below)

- Via Mail:

Pacific Stock Transfer Company
6725 Via Austi Parkway
Suite 300
Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote online 24 hours a day, 7 days a week. Online voting is available through 11:59 p.m., prevailing time, on November 25, 2025. Your online vote authorizes the named proxy to vote in the same manner as if you marked, signed, and returned your proxy card.

EVOFEM BIOSCIENCES, INC.
Annual Meeting of Stockholders
November 26, 2025 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

Series E-1 Convertible Preferred Stock

The stockholder(s) hereby appoint(s) Saundra Pelletier as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated below, all of the shares of E-1 Convertible Preferred Stock of EVOFEM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at 9:00 AM, Pacific Time on November 26, 2025 at the Company's headquarters at 12636 High Bluff Drive, Suite 400, San Diego, California 92130 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH PREFERRED STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of Evofem Biosciences, Inc. recommends a vote FOR all director nominees and FOR each of the proposals 2, 3, 4, 5 and 6 listed below.

1. Election of Directors:
   Nominees: 01. Kim Kamdar, Ph.D. 02. Colin Rutherford 03. Lisa Rarick, M.D. 04. Tony O'Brien

   ☐ FOR all nominees listed

   ☐ WITHHOLD AUTHORITY to vote for all nominees listed

   ☐ FOR all nominees listed except as written to the contrary below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write their name(s) or numbers(s) on the line below.)

   ____

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ______________________________

Signature (Co-owner) ______________________________

Dated: ________________

☐ Please mark here for address change or comments. Provide updated address or comments in the space provided below.

____

____

☐ Please mark here to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote online, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting Instructions are on the reverse.

Voting Instructions

You may vote your proxy in the following ways:

- Via Internet:
  - Login to https://annualgeneralmeetings.com/evfm2025
  - Enter your control number (12 digit number located below)

- Via Mail:

  Pacific Stock Transfer Company
  6725 Via Austi Parkway
  Suite 300
  Las Vegas, Nevada 89119

CONTROL NUMBER

You may vote online 24 hours a day, 7 days a week. Online voting is available through 11:59 p.m., prevailing time, on November 25, 2025. Your online vote authorizes the named proxy to vote in the same manner as if you marked, signed, and returned your proxy card.

EVOFEM BIOSCIENCES, INC.
Annual Meeting of Stockholders
November 26, 2025 9:00 AM Pacific Time
This proxy is solicited by the Board of Directors

Series G-1 Convertible Preferred Stock

The stockholder(s) hereby appoint(s) Saundra Pelletier as proxy, with the power to appoint her substitute, and hereby authorize(s) her to represent and to vote, as designated below, all of the shares of G-1 Convertible Preferred Stock of EVOFEM BIOSCIENCES, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at 9:00 AM, Pacific Time on November 26, 2025 at the Company's headquarters at 12636 High Bluff Drive, Suite 400, San Diego, California 92130 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH PREFERRED STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of Evofem Biosciences, Inc. recommends a vote FOR all director nominees and FOR each of the proposals 2, 3, 4, 5 and 6 listed below.

1. Election of Directors:
   Nominees: 01. Kim Kamdar, Ph.D. 02. Colin Rutherford 03. Lisa Rarick, M.D. 04. Tony O'Brien

   ☐ FOR all nominees listed

   ☐ WITHHOLD AUTHORITY to vote for all nominees listed

   ☐ FOR all nominees listed except as written to the contrary below

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write their name(s) or numbers(s) on the line below.)

   ____

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ______________________________

Signature (Co-owner) ______________________________

Dated: ________________

☐ Please mark here for address change or comments. Provide updated address or comments in the space provided below.

____

____

☐ Please mark here to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

If you vote online, you do NOT need to mail back your proxy card.

YOUR VOTE IS IMPORTANT

Voting Instructions are on the reverse.